SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 33-6001)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 74	[X]
and

REGISTRATION STATEMENT (NO. 811-04681) UNDER THE INVESTMENT COMPANY ACT
OF 1940
Amendment No. 76	[X]

VANGUARD BOND INDEX FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 26, 2016, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Total Bond Market II Index Fund
Prospectus

April 26, 2016

Investor Shares
Vanguard Total Bond Market II Index Fund Investor Shares (VTBIX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	21
More on the Fund	7	Investing With Vanguard	23
The Fund and Vanguard	16	Additional Information	23
Investment Advisor	17	Glossary of Investment Terms	25
Dividends, Capital Gains, and Taxes	18
Share Price	20

Fund Summary

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.09%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

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• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market II Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.98% (quarter ended September 30, 2011), and the lowest return for a quarter was –2.46% (quarter ended June 30, 2013).

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Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2009)
Vanguard Total Bond Market II Index Fund Investor Shares
Return Before Taxes	0.28%	3.03%	4.01%
Return After Taxes on Distributions	–0.78	1.95	2.84
Return After Taxes on Distributions and Sale of Fund Shares	0.19	1.92	2.67
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.21
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.20

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2010.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol

[SYMBOL]

throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Investor Shares. A separate prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Vanguard Total Bond Market II Index Fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts. The Fund is not available to other investors. Vanguard reserves the right to change the availability of the Fund at any time without prior notice to shareholders.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Total Bond Market II Index Fund Investor Shares’
expense ratio would be 0.09%, or $0.90 per $1,000 of average net assets. The average expense ratio for core bond funds in 2015 was 0.80%, or $8.00 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the bonds that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

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To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

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Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund‘s monthly income to fluctuate accordingly.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

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Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call risk and prepayment risk for the Fund should be moderate.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

To a limited extent, the Fund is exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in its target index, the Fund uses index “sampling” techniques to select securities. Using computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all of the securities included in its target index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The number of bonds held by the Fund and the number of bonds in the Fund’s target index were 7,183 and 9,681, respectively, as of December 31, 2015.

Types of bonds. The Fund’s target index is the Barclays U.S. Aggregate Float Adjusted Index. This Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

As of December 31, 2015, the Fund was composed of the following types of bonds:

	U.S.			International
	Government/		Mortgage-	Dollar-
	Agency	Corporate	Backed	Denominated	Other	Total

Total Bond Market II
Index Fund	44.0%	29.2%	20.7%	5.9%	0.2%	100%

An explanation of each type of bond follows:

• U.S. government and agency bonds represent loans by investors to the U.S. Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government

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agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the

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value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Fund may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Fund may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are

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purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of the Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

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Frequent Trading or Market-Timing

Investors eligible to purchase shares of the Fund seek to maintain target asset allocations, which may require frequent rebalancing trades. Because the Fund is available only to such investors, the costs imposed by frequent trading are appropriately borne by the investors who cause them. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the Fund’s shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

16

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since 2010. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

17

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

18

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

19

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

20

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Investor Shares began fiscal year 2015 with a net asset value (share price) of
$10.84 per share. During the year, each Investor Share earned $0.248 from investment income (interest). There was a decline of $0.216 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.032 per share from investment operations.

Shareholders received $0.272 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.60, reflecting earnings of $0.032 per share and distributions of $0.272 per share. This was a decrease of $0.24 per share (from $10.84 at the beginning of the year to $10.60 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.28% for the year.

As of December 31, 2015, the Investor Shares had approximately $55.4 billion in net assets. For the year, the expense ratio was 0.09% ($0.90 per $1,000 of net assets), and the net investment income amounted to 2.30% of average net assets. The Fund sold and replaced securities valued at 116% of its net assets.

21

Total Bond Market II Index Fund Investor Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.84	$10.49	$10.97	$10.87	$10.50
Investment Operations
Net Investment Income	.248	.242	.221	.253	.315
Net Realized and Unrealized Gain (Loss)
on Investments	(.216)	.375	(.467)	.168	.470
Total from Investment Operations	.032	.617	(.246)	.421	.785
Distributions
Dividends from Net Investment Income	(.248)	(.242)	(.221)	(.253)	(.315)
Distributions from Realized Capital Gains	(.024)	(.025)	(.013)	(.068)	(.100)
Total Distributions	(.272)	(.267)	(.234)	(.321)	(.415)
Net Asset Value, End of Period	$10.60	$10.84	$10.49	$10.97	$10.87
Total Return[1]	0.28%	5.93%	–2.26%	3.91%	7.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55,392	$54,268	$47,497	$45,758	$35,626
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average
Net Assets	2.30%	2.26%	2.07%	2.29%	2.94%
Portfolio Turnover Rate[2,3]	116%	108%	111%	102%	134%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Includes 46%, 56%, 52%, 53%, and 41% attributable to mortgage-dollar-roll activity.
3 Excludes the value of portfolio securities, if any, received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares.

22

Investing With Vanguard

Vanguard Total Bond Market II Index Fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts. The Fund is not available to other investors. Vanguard reserves the right to change the availability of the Fund at any time without prior notice to shareholders.

Purchases, redemptions, and exchanges of shares issued by Vanguard Total Bond Market II Index Fund are conducted by Vanguard or its affiliates on behalf of the participating funds, trusts, and accounts.

Transactions will be based on the next-determined net asset value (NAV) of the Fund’s Investor Shares after Vanguard receives the request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the purchase request). If the request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the investor will receive that day’s NAV and trade date. Transaction requests received after that time will receive a trade date of the first business day following the date of receipt. The trade date may vary, depending on the method of payment for the transaction.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Total Bond Market II Index Fund
Investor Shares	1/26/2009	TotBd2	635	92203C105

23

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market II Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market II Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Total Bond Market II Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Total Bond Market II Index Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Total Bond Market II Index Fund or any owners or purchasers of the Vanguard Total Bond Market II Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market II Index Fund or the owners of Vanguard Total Bond Market II Index Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market II Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Total Bond Market II Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD TOTAL BOND MARKET II INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

24

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

25

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

26

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Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:

If you would like more information about Vanguard	The Vanguard Group

Total Bond Market II Index Fund, the following	Institutional Investor Information Department

documents are available free upon request:	P.O. Box 2900

Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports

to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would

discussion of the market conditions and investment	like information about your account, account

strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:

performance during its last fiscal year.
Client Services Department

Statement of Additional Information (SAI)	Telephone: 800-662-2739; Text telephone for people

The SAI provides more detailed information about the Fund	with hearing impairment: 800-749-7273

and is incorporated by reference into (and thus legally
Information Provided by the Securities and
a part of) this prospectus.
Exchange Commission (SEC)

To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund

report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room

the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public

vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and

other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at
The Vanguard Group
www.sec.gov, or you can receive copies of this
Investor Information Department
information, for a fee, by electronic request at the
P.O. Box 2900
following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2900
writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people
Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273

Fund’s Investment Company Act file number: 811-04681

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 635 042016

Vanguard Total Bond Market II Index Fund
Prospectus

April 26, 2016

Institutional Shares
Vanguard Total Bond Market II Index Fund Institutional Shares (VTBNX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	22
More on the Fund	7	Investing With Vanguard	24
The Fund and Vanguard	17	Additional Information	24
Investment Advisor	18	Glossary of Investment Terms	26
Dividends, Capital Gains, and Taxes	18
Share Price	20

Fund Summary

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.01%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.02%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$2	$6	$11	$26

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

2

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

3

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market II Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.01% (quarter ended September 30, 2011), and the lowest return for a quarter was –2.44% (quarter ended June 30, 2013).

4

Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Feb. 17,
	1 Year	5 Years	2009)
Vanguard Total Bond Market II Index Fund Institutional Shares
Return Before Taxes	0.35%	3.10%	4.02%
Return After Taxes on Distributions	–0.74	1.99	2.83
Return After Taxes on Distributions and Sale of Fund Shares	0.23	1.96	2.67
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.18
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.17

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2010.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol

[SYMBOL]

throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund’s Investor Shares.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Vanguard Total Bond Market II Index Fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts. The Fund is not available to other investors. Vanguard reserves the right to change the availability of the Fund at any time without prior notice to shareholders.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Total Bond Market II Index Fund Institutional Shares’
expense ratio would be 0.02%, or $0.20 per $1,000 of average net assets. The average expense ratio for core bond funds in 2015 was 0.80%, or $8.00 per
$1,000 of average net assets (derived from data provided by Lipper, a Thomson
Reuters Company, which reports on the mutual fund industry).

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the bonds that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

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How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

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The Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund‘s monthly income to fluctuate accordingly.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

The Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

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Because the Fund invests only a portion of its assets in callable bonds and mortgage-backed securities, call risk and prepayment risk for the Fund should be moderate.

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

To a limited extent, the Fund is exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in its target index, the Fund uses index “sampling” techniques to select securities. Using computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all of the securities included in its target index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The number of bonds held by the Fund and the number of bonds in the Fund’s target index were 7,183 and 9,681, respectively, as of December 31, 2015.

Types of bonds. The Fund’s target index is the Barclays U.S. Aggregate Float Adjusted Index. This Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

As of December 31, 2015, the Fund was composed of the following types of bonds:

	U.S.			International
	Government/		Mortgage-	Dollar-
	Agency	Corporate	Backed	Denominated	Other	Total

Total Bond Market II
Index Fund	44.0%	29.2%	20.7%	5.9%	0.2%	100%

An explanation of each type of bond follows:

• U.S. government and agency bonds represent loans by investors to the U.S. Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government

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agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages. Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the

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value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

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Other Investment Policies and Risks

The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Fund may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Fund may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of the Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

15

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Investors eligible to purchase shares of the Fund seek to maintain target asset allocations, which may require frequent rebalancing trades. Because the Fund is available only to such investors, the costs imposed by frequent trading are appropriately borne by the investors who cause them. For this reason, the board of trustees of the Fund has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the Fund’s shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since 2010. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

18

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

19

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

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Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

21

Financial Highlights

The following financial highlights table is intended to help you understand the Institutional Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Institutional Shares began fiscal year 2015 with a net asset value (share price)
of $10.84 per share. During the year, each Institutional Share earned $0.256 from investment income (interest). There was a decline of $0.216 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.04 per share from investment operations.

Shareholders received $0.28 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.60, reflecting earnings of $0.04 per share and distributions of $0.28 per share. This was a decrease of $0.24 per share (from $10.84 at the beginning of the year to $10.60 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.35% for the year.

As of December 31, 2015, the Institutional Shares had approximately $36.8 billion in net assets. For the year, the expense ratio was 0.02% ($0.20 per $1,000 of net assets), and the net investment income amounted to 2.37% of average net assets. The Fund sold and replaced securities valued at 116% of its net assets.

22

Total Bond Market II Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.84	$10.49	$10.97	$10.87	$10.50
Investment Operations
Net Investment Income	.256	.248	.228	.261	.322
Net Realized and Unrealized Gain (Loss) on
Investments	(.216)	.375	(.467)	.168	.470
Total from Investment Operations	.040	.623	(.239)	.429	.792
Distributions
Dividends from Net Investment Income	(.256)	(.248)	(.228)	(.261)	(.322)
Distributions from Realized Capital Gains	(.024)	(.025)	(.013)	(.068)	(.100)
Total Distributions	(.280)	(.273)	(.241)	(.329)	(.422)
Net Asset Value, End of Period	$10.60	$10.84	$10.49	$10.97	$10.87
Total Return	0.35%	5.99%	–2.20%	3.99%	7.67%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,760	$36,485	$25,093	$18,704	$14,403
Ratio of Total Expenses to Average Net Assets	0.02%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average
Net Assets	2.37%	2.31%	2.14%	2.36%	3.01%
Portfolio Turnover Rate1, 2	116%	108%	111%	102%	134%
1 Includes 46%, 56%, 52%, 53%, and 41% attributable to mortgage-dollar-roll activity.
2 Excludes the value of portfolio securities, if any, received or delivered as a result of in-kind purchases or redemptions of the
Fund’s capital shares.

23

Investing With Vanguard

Vanguard Total Bond Market II Index Fund has been established by Vanguard as an investment vehicle for Vanguard funds of funds as well as certain similar trusts and accounts. The Fund is not available to other investors. Vanguard reserves the right to change the availability of the Fund at any time without prior notice to shareholders.

Purchases, redemptions, and exchanges of shares issued by Vanguard Total Bond Market II Index Fund are conducted by Vanguard or its affiliates on behalf of the participating funds, trusts, and accounts.

Transactions will be based on the next-determined net asset value (NAV) of the Fund’s Institutional Shares after Vanguard receives the request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the purchase request). If the request is received before the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the investor will receive that day’s NAV and trade date. Transaction requests received after that time will receive a trade date of the first business day following the date of receipt. The trade date may vary, depending on the method of payment for the transaction.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Total Bond Market II Index Fund
Institutional Shares	2/17/2009	TotBdInst2	660	92203C204

24

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Total Bond Market II Index Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market II Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market II Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Total Bond Market II Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Total Bond Market II Index Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Total Bond Market II Index Fund or any owners or purchasers of the Vanguard Total Bond Market II Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market II Index Fund or the owners of Vanguard Total Bond Market II Index Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market II Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Total Bond Market II Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD TOTAL BOND MARKET II INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

25

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

26

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

27

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Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:

If you would like more information about Vanguard	The Vanguard Group

Total Bond Market II Index Fund, the following	Institutional Investor Information Department

documents are available free upon request:	P.O. Box 2900

Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports

to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would

discussion of the market conditions and investment	like information about your account, account

strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:

performance during its last fiscal year.
Client Services Department

Statement of Additional Information (SAI)	Telephone: 800-662-2739; Text telephone for people

The SAI provides more detailed information about the Fund	with hearing impairment: 800-749-7273

and is incorporated by reference into (and thus legally
Information Provided by the Securities and
a part of) this prospectus.
Exchange Commission (SEC)

To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund

report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room

the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public

vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and

other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at
The Vanguard Group
www.sec.gov, or you can receive copies of this
Investor Information Department
information, for a fee, by electronic request at the
P.O. Box 2900
following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2900
writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people
Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273

Fund’s Investment Company Act file number: 811-04681

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 660 042016

Vanguard Inflation-Protected Securities Fund
Prospectus

April 26, 2016

Investor Shares & Admiral™ Shares
Vanguard Inflation-Protected Securities Fund Investor Shares (VIPSX)
Vanguard Inflation-Protected Securities Fund Admiral Shares (VAIPX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	24
More on the Fund	6	Purchasing Shares	24
The Fund and Vanguard	15	Converting Shares	27
Investment Advisor	16	Redeeming Shares	29
Dividends, Capital Gains, and Taxes	16	Exchanging Shares	32
Share Price	19	Frequent-Trading Limitations	32
Financial Highlights	21	Other Rules You Should Know	34
		Fund and Account Updates	39
		Contacting Vanguard	40
		Additional Information	41
		Glossary of Investment Terms	42

Fund Summary

Investment Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances	$20/year	$20/year
below $10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.17%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.20%	0.10%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$20	$64	$113	$255
Admiral Shares	$10	$32	$56	$128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated investment-grade or, if unrated, will be considered by the advisor to be investment-grade.

2

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

Annual Total Returns — Vanguard Inflation-Protected Securities Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.31% (quarter ended March 31, 2008), and the lowest return for a quarter was –7.34% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Inflation-Protected Securities Fund Investor Shares
Return Before Taxes	–1.83%	2.34%	3.70%
Return After Taxes on Distributions	–2.15	1.41	2.58
Return After Taxes on Distributions and Sale of Fund Shares	–1.03	1.49	2.48
Vanguard Inflation-Protected Securities Fund Admiral Shares
Return Before Taxes	–1.69%	2.44%	3.80%
Barclays U.S. Treasury Inflation Protected Securities Index
(reflects no deduction for fees, expenses, or taxes)	–1.44%	2.55%	3.93%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Investor Shares and Admiral Shares. A separate prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Inflation-Protected Securities Fund’s expense ratios would be as follows: for Investor Shares, 0.20%, or $2.00 per $1,000 of average net assets; for Admiral Shares, 0.10%, or $1.00 per $1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2015 was
0.75%, or $7.50 per $1,000 of average net assets (derived from data provided by
Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

6

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund‘s policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

7

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

8

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund. At a minimum, all bonds purchased

9

by the Fund will be rated investment-grade (in one of the four highest rating categories) or, if unrated, will be considered by the advisor to be investment-grade.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in the range of 7 to 20 years.

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Barclays U.S. Treasury Inflation Protected Securities Index as a benchmark for the Fund’s performance, the Fund’s average maturity and mix of bonds may differ from those of the Index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

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The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund’s non-inflation-indexed holdings may include the following:

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to banks or large securities dealers.

• Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

• Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund‘s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund‘s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund‘s investment objective and risk profile.

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The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

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Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For

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example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for inflation-protected bond funds was approximately 140%, as reported by Morningstar, Inc., on December 31, 2015.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, and has managed the Fund since joining Vanguard in 2011. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund’s income dividends are generally declared and distributed quarterly in March, June, September, and December; in certain circumstances, the Fund may determine not to pay income dividends every quarter of a year. Capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the fund may determine to pay income dividends less frequently than quarterly in a year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

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• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return-of-capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond

19

market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Investor Shares as an example. The Investor
Shares began fiscal year 2015 with a net asset value (share price) of $13.18 per share. During the year, each Investor Share earned $0.098 from investment income (interest). There was a decline of $0.339 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.241 per share from investment operations.

Shareholders received $0.099 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $12.84, reflecting losses of $0.241 per share and distributions of $0.099 per share. This was a decrease of $0.34 per share (from $13.18 at the beginning of the year to $12.84 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –1.83% for the year.

As of December 31, 2015, the Investor Shares had approximately $4.7 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 0.72% of average net assets. The Fund sold and replaced securities valued at 43% of its net assets.

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Inflation-Protected Securities Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.18	$12.98	$14.53	$14.11	$13.00
Investment Operations
Net Investment Income	.098	.224	.210	.367	.568
Net Realized and Unrealized Gain (Loss)
on Investments	(.339)	.273	(1.499)	.586	1.127
Total from Investment Operations	(.241)	.497	(1.289)	.953	1.695
Distributions
Dividends from Net Investment Income	(.098)	(.281)	(.216)	(.366)	(.567)
Distributions from Realized Capital Gains	(.001)	(.016)	(.045)	(.167)	(.018)
Total Distributions	(.099)	(.297)	(.261)	(.533)	(.585)
Net Asset Value, End of Period	$12.84	$13.18	$12.98	$14.53	$14.11

Total Return[1]	–1.83%	3.83%	–8.92%	6.78%	13.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,746	$5,604	$6,577	$16,075	$15,220
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.72%	2.01%	1.33%	2.55%	4.21%
Portfolio Turnover Rate	43%	39%	44%[2]	33%	28%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

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Inflation-Protected Securities Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.87	$25.47	$28.54	$27.71	$25.54
Investment Operations
Net Investment Income	.221	.468	.449	.750	1.140
Net Realized and Unrealized Gain (Loss)
on Investments	(.658)	.544	(2.965)	1.155	2.202
Total from Investment Operations	(.437)	1.012	(2.516)	1.905	3.342
Distributions
Dividends from Net Investment Income	(.220)	(.581)	(.465)	(.747)	(1.137)
Distributions from Realized Capital Gains	(.003)	(.031)	(.089)	(.328)	(.035)
Total Distributions	(.223)	(.612)	(.554)	(1.075)	(1.172)
Net Asset Value, End of Period	$25.21	$25.87	$25.47	$28.54	$27.71

Total Return[1]	–1.69%	3.97%	–8.86%	6.90%	13.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,533	$10,778	$11,005	$16,011	$13,533
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.82%	2.11%	1.43%	2.65%	4.30%
Portfolio Turnover Rate	43%	39%	44%[2]	33%	28%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $50,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them.

To add to an existing account. Generally $1.

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How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

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Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

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Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs, Vanguard Individual 401(k) Plans, and Vanguard retail-serviced Individual 403(b)(7) Custodial Accounts.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

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Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in the Fund is at least $50,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in the Fund exceeds $50,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

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Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you have established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the

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trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee

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from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

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For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

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• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request

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individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

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Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

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Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $10 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in

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determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

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Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. We will send (or provide through our website, whichever you prefer) tax forms for each calendar year early in the following year. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

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Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Inflation-Protected Securities Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

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Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions and Intermediaries)		The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
Inflation-Protected Securities Fund
Investor Shares	6/29/2000	Yes	InflaPro	119	922031869
Admiral Shares	6/10/2005	Yes	InfProAd	5119	922031737

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

41

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Barclays U.S. Treasury Inflation Protected Securities Index. An index that includes the inflation-indexed securities within the Barclays Treasury Index, which represents U.S. Treasury obligations with maturities of more than one year.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

42

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

43

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Inflation-Protected Securities Fund, the following	transactions, and/or account statements, please call:
documents are available free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739
Additional information about the Fund’s investments is	Text telephone for people with hearing impairment:
available in the Fund’s annual and semiannual reports	800-749-7273
to shareholders. In the annual report, you will find a
Information Provided by the Securities and
discussion of the market conditions and investment
Exchange Commission (SEC)
strategies that significantly affected the Fund’s
You can review and copy information about the Fund
performance during its last fiscal year.
(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public
The SAI provides more detailed information about the	service, call the SEC at 202-551-8090. Reports and
Fund and is incorporated by reference into (and thus	other information about the Fund are also available in
legally a part of) this prospectus.	the EDGAR database on the SEC’s website at
www.sec.gov, or you can receive copies of this
To receive a free copy of the latest annual or semiannual
information, for a fee, by electronic request at the
report or the SAI, or to request additional information
following email address: publicinfo@sec.gov, or by
about the Fund or other Vanguard funds, please visit
writing the Public Reference Section, Securities and
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Exchange Commission, Washington, DC 20549-1520.
The Vanguard Group
Fund’s Investment Company Act file number: 811-04681
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447
Text telephone for people with hearing impairment:
800-749-7273

© 2016 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 119 042016

Vanguard Inflation-Protected Securities Fund
Prospectus

April 26, 2016

Investor Shares for Participants
Vanguard Inflation-Protected Securities Fund Investor Shares (VIPSX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	17
More on the Fund	5	Investing With Vanguard	19
The Fund and Vanguard	13	Accessing Fund Information Online	23
Investment Advisor	14	Glossary of Investment Terms	24
Dividends, Capital Gains, and Taxes	15
Share Price	16

Fund Summary

Investment Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated investment-grade or, if unrated, will be considered by the advisor to be investment-grade.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Inflation-Protected Securities Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.31% (quarter ended March 31, 2008), and the lowest return for a quarter was –7.34% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Inflation-Protected Securities Fund Investor Shares	–1.83%	2.34%	3.70%
Barclays U.S. Treasury Inflation Protected Securities Index
(reflects no deduction for fees or expenses)	–1.44%	2.55%	3.93%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since 2011.

3

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund‘s Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Inflation-Protected Securities Fund Investor Shares’
expense ratio would be 0.20%, or $2.00 per $1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2015 was 0.75%, or
$7.50 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of

5

shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund‘s policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

6

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

7

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or, if unrated, will be considered by the advisor to be investment-grade.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

8

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in the range of 7 to 20 years.

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Barclays U.S. Treasury Inflation Protected Securities Index as a benchmark for the Fund’s performance, the Fund’s average maturity and mix of bonds may differ from those of the Index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund’s non-inflation-indexed holdings may include the following:

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government

9

agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to banks or large securities dealers.

• Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

• Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund‘s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund‘s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund‘s investment objective and risk profile.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

10

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

11

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

12

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for inflation-protected bond funds was approximately 140%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

13

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, and has managed the Fund since joining Vanguard in 2011. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

14

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund’s income dividends are generally declared and distributed quarterly in March, June, September, and December; in certain circumstances, the Fund may determine not to pay income dividends every quarter of a year. Capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the fund may determine to pay income dividends less frequently than quarterly in a year.

15

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

16

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Investor Shares began fiscal year 2015 with a net asset value (share price) of
$13.18 per share. During the year, each Investor Share earned $0.098 from investment income (interest). There was a decline of $0.339 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.241 per share from investment operations.

Shareholders received $0.099 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $12.84, reflecting losses of $0.241 per share and distributions of $0.099 per share. This was a decrease of $0.34 per share (from $13.18 at the beginning of the year to $12.84 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –1.83% for the year.

As of December 31, 2015, the Investor Shares had approximately $4.7 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 0.72% of average net assets. The Fund sold and replaced securities valued at 43% of its net assets.

17

Inflation-Protected Securities Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.18	$12.98	$14.53	$14.11	$13.00
Investment Operations
Net Investment Income	.098	.224	.210	.367	.568
Net Realized and Unrealized Gain (Loss)
on Investments	(.339)	.273	(1.499)	.586	1.127
Total from Investment Operations	(.241)	.497	(1.289)	.953	1.695
Distributions
Dividends from Net Investment Income	(.098)	(.281)	(.216)	(.366)	(.567)
Distributions from Realized Capital Gains	(.001)	(.016)	(.045)	(.167)	(.018)
Total Distributions	(.099)	(.297)	(.261)	(.533)	(.585)
Net Asset Value, End of Period	$12.84	$13.18	$12.98	$14.53	$14.11

Total Return	–1.83%	3.83%	–8.92%	6.78%	13.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,746	$5,604	$6,577	$16,075	$15,220
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.72%	2.01%	1.33%	2.55%	4.21%
Portfolio Turnover Rate	43%	39%	44%[1]	33%	28%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

18

Investing With Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or the allocation of your contributions among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, an exchange, or a redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received or, if funded via ACH, credited to your account.

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined net asset value (NAV) of the Fund‘s Investor Shares. If your transaction request is received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

19

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and transactions executed through the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Before making an exchange into another fund, it is important to read that fund’s prospectus. To obtain a copy, please contact Vanguard Participant Services toll-free at 800-523-1188.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will

20

investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

No Cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a Caller’s Authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

21

Uncashed Checks

Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Portfolio Holdings

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Inflation-Protected Securities Fund
Investor Shares	6/29/2000	InflaPro	119	922031869

22

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

23

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Barclays U.S. Treasury Inflation Protected Securities Index. An index that includes the inflation-indexed securities within the Barclays Treasury Index, which represents U.S. Treasury obligations with maturities of more than one year.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

24

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
Inflation-Protected Securities Fund, the following	You can review and copy information about the Fund
documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Fund’s investments is
other information about the Fund are also available in
available in the Fund’s annual and semiannual reports
the EDGAR database on the SEC’s website at
to shareholders. In the annual report, you will find a
www.sec.gov, or you can receive copies of this
discussion of the market conditions and investment
information, for a fee, by electronic request at the
strategies that significantly affected the Fund’s
following email address: publicinfo@sec.gov, or by
performance during its last fiscal year.
writing the Public Reference Section, Securities and
Statement of Additional Information (SAI)	Exchange Commission, Washington, DC 20549-1520.
The SAI provides more detailed information about the
Fund’s Investment Company Act file number: 811-04681
Fund and is incorporated by reference into (and thus
legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Fund or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2016 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 119 042016

Vanguard Inflation-Protected Securities Fund
Prospectus

April 26, 2016

Admiral™ Shares for Participants
Vanguard Inflation-Protected Securities Fund Admiral Shares (VAIPX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	17
More on the Fund	5	Investing With Vanguard	19
The Fund and Vanguard	13	Accessing Fund Information Online	23
Investment Advisor	14	Glossary of Investment Terms	24
Dividends, Capital Gains, and Taxes	15
Share Price	16

Fund Summary

Investment Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.10%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated investment-grade or, if unrated, will be considered by the advisor to be investment-grade.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Inflation-Protected Securities Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.33% (quarter ended March 31, 2008), and the lowest return for a quarter was –7.35% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Inflation-Protected Securities Fund
Admiral Shares	–1.69%	2.44%	3.80%
Barclays U.S. Treasury Inflation Protected Securities Index
(reflects no deduction for fees or expenses)	–1.44%	2.55%	3.93%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since 2011.

3

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund‘s Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Inflation-Protected Securities Fund Admiral Shares’
expense ratio would be 0.10%, or $1.00 per $1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2015 was 0.75%, or
$7.50 per $1,000 of average net assets (derived from data provided by Lipper, a
Thomson Reuters Company, which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of

5

shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund‘s policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

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The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

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Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or, if unrated, will be considered by the advisor to be investment-grade.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

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Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in the range of 7 to 20 years.

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Barclays U.S. Treasury Inflation Protected Securities Index as a benchmark for the Fund’s performance, the Fund’s average maturity and mix of bonds may differ from those of the Index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund’s non-inflation-indexed holdings may include the following:

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government

9

agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to banks or large securities dealers.

• Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

• Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund‘s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund‘s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund‘s investment objective and risk profile.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

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The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

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Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

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Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for inflation-protected bond funds was approximately 140%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

13

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, and has managed the Fund since joining Vanguard in 2011. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

14

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund’s income dividends are generally declared and distributed quarterly in March, June, September, and December; in certain circumstances, the Fund may determine not to pay income dividends every quarter of a year. Capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the fund may determine to pay income dividends less frequently than quarterly in a year.

15

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Admiral Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Admiral Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Admiral Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Admiral Shares began fiscal year 2015 with a net asset value (share price) of
$25.87 per share. During the year, each Admiral Share earned $0.221 from investment income (interest). There was a decline of $0.658 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.437 per share from investment operations.

Shareholders received $0.223 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $25.21, reflecting losses of $0.437 per share and distributions of $0.223 per share. This was a decrease of $0.66 per share (from $25.87 at the beginning of the year to $25.21 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –1.69% for the year.

As of December 31, 2015, the Admiral Shares had approximately $10.5 billion in net assets. For the year, the expense ratio was 0.10% ($1.00 per $1,000 of net assets), and the net investment income amounted to 0.82% of average net assets. The Fund sold and replaced securities valued at 43% of its net assets.

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Inflation-Protected Securities Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.87	$25.47	$28.54	$27.71	$25.54
Investment Operations
Net Investment Income	.221	.468	.449	.750	1.140
Net Realized and Unrealized Gain (Loss)
on Investments	(.658)	.544	(2.965)	1.155	2.202
Total from Investment Operations	(.437)	1.012	(2.516)	1.905	3.342
Distributions
Dividends from Net Investment Income	(.220)	(.581)	(.465)	(.747)	(1.137)
Distributions from Realized Capital Gains	(.003)	(.031)	(.089)	(.328)	(.035)
Total Distributions	(.223)	(.612)	(.554)	(1.075)	(1.172)
Net Asset Value, End of Period	$25.21	$25.87	$25.47	$28.54	$27.71

Total Return	–1.69%	3.97%	–8.86%	6.90%	13.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,533	$10,778	$11,005	$16,011	$13,533
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to
Average Net Assets	0.82%	2.11%	1.43%	2.65%	4.30%
Portfolio Turnover Rate	43%	39%	44%[1]	33%	28%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

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Investing With Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or the allocation of your contributions among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, an exchange, or a redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received or, if funded via ACH, credited to your account.

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined net asset value (NAV) of the Fund‘s Admiral Shares. If your transaction request is received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

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Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and transactions executed through the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Before making an exchange into another fund, it is important to read that fund’s prospectus. To obtain a copy, please contact Vanguard Participant Services toll-free at 800-523-1188.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will

20

investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

No Cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a Caller’s Authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

21

Uncashed Checks

Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Portfolio Holdings

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information

		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Inflation-Protected Securities Fund
Admiral Shares	6/10/2005	InfProAd	5119	922031737
	(Investor Shares
6/29/2000)

22

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

23

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Barclays U.S. Treasury Inflation Protected Securities Index. An index that includes the inflation-indexed securities within the Barclays Treasury Index, which represents U.S. Treasury obligations with maturities of more than one year.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

24

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and
If you would like more information about Vanguard	Exchange Commission (SEC)
Inflation-Protected Securities Fund, the following	You can review and copy information about the Fund
documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Fund’s investments is
other information about the Fund are also available in
available in the Fund’s annual and semiannual reports
the EDGAR database on the SEC’s website at
to shareholders. In the annual report, you will find a
www.sec.gov, or you can receive copies of this
discussion of the market conditions and investment
information, for a fee, by electronic request at the
strategies that significantly affected the Fund’s
following email address: publicinfo@sec.gov, or by
performance during its last fiscal year.
writing the Public Reference Section, Securities and
Statement of Additional Information (SAI)	Exchange Commission, Washington, DC 20549-1520.
The SAI provides more detailed information about the
Fund’s Investment Company Act file number: 811-04681
Fund and is incorporated by reference into (and thus
legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual
report or the SAI, or to request additional information
about the Fund or other Vanguard funds, please visit
vanguard.com or contact us as follows:

The Vanguard Group
Participant Services
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text telephone for people with hearing impairment:
800-749-7273

© 2016 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 5119 042016

Vanguard Inflation-Protected Securities Fund
Prospectus

April 26, 2016

Institutional Shares
Vanguard Inflation-Protected Securities Fund Institutional Shares (VIPIX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	22
More on the Fund	5	Purchasing Shares	22
The Fund and Vanguard	14	Converting Shares	25
Investment Advisor	15	Redeeming Shares	26
Dividends, Capital Gains, and Taxes	15	Exchanging Shares	29
Share Price	18	Frequent-Trading Limitations	30
Financial Highlights	20	Other Rules You Should Know	32
		Fund and Account Updates	35
		Contacting Vanguard	37
		Additional Information	38
		Glossary of Investment Terms	39

Fund Summary

Investment Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated investment-grade or, if unrated, will be considered by the advisor to be investment-grade.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Inflation-Protected Securities Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.37% (quarter ended March 31, 2009), and the lowest return for a quarter was –7.35% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Inflation-Protected Securities Fund Institutional Shares
Return Before Taxes	–1.67%	2.48%	3.84%
Return After Taxes on Distributions	–2.06	1.49	2.67
Return After Taxes on Distributions and Sale of Fund Shares	–0.94	1.58	2.56
Barclays U.S. Treasury Inflation Protected Securities Index
(reflects no deduction for fees, expenses, or taxes)	–1.44%	2.55%	3.93%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local

3

income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this  symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares, which are generally for investors who invest a minimum of $5 million. A separate prospectus offers the Fund’s Investor Shares and Admiral™ Shares, which generally have investment minimums of $3,000 and $50,000, respectively.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Inflation-Protected Securities Fund Institutional
Shares’ expense ratio would be 0.07%, or $0.70 per $1,000 of average net assets. The average expense ratio for inflation-protected bond funds in 2015 was
0.75%, or $7.50 per $1,000 of average net assets (derived from data provided by
Lipper, a Thomson Reuters Company, which reports on the mutual fund industry).

5

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. However, the Fund‘s policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

6

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

7

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund. At a minimum, all bonds purchased

8

by the Fund will be rated investment-grade (in one of the four highest rating categories) or, if unrated, will be considered by the advisor to be investment-grade.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in the range of 7 to 20 years.

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Barclays U.S. Treasury Inflation Protected Securities Index as a benchmark for the Fund’s performance, the Fund’s average maturity and mix of bonds may differ from those of the Index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

9

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund’s non-inflation-indexed holdings may include the following:

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to banks or large securities dealers.

• Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

• Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund‘s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund‘s portfolio turnover rate. Mortgage

10

dollar rolls will be used only if consistent with the Fund‘s investment objective and risk profile.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which

11

it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio

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management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for inflation-protected bond funds was approximately 140%, as reported by Morningstar, Inc., on December 31, 2015.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

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Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, and has managed the Fund since joining Vanguard in 2011. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. From time to time, the Fund may also make distributions that are treated as a return of capital. The Fund’s income dividends are generally declared and distributed quarterly in March, June, September, and December; in certain circumstances, the Fund may determine not to pay income dividends every quarter of a year. Capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Plain Talk About Return of Capital

Return of capital is the portion of a distribution representing the return of your original investment in a fund. Return of capital reduces your cost basis in the fund’s shares and is not taxable to you until your cost basis has been reduced to zero. During periods of deflation, the fund’s inflation-indexed bonds may experience a downward adjustment in their value. These downward adjustments can partially or entirely offset, or more than offset, the income earned on the bonds. Under certain circumstances, these downward adjustments could require the fund to reclassify a portion of the income dividends previously distributed to shareholders as return of capital. To reduce the possibility of a reclassification, the fund may determine to pay income dividends less frequently than quarterly in a year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

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• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

• Return-of-capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return-of-capital distributions will be treated as capital gains.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About Buying a Dividend

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid buying a dividend, check a fund’s distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number.

• Certify that the taxpayer identification number is correct.

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond

18

market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Institutional Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Institutional Shares began fiscal year 2015 with a net asset value (share price)
of $10.54 per share. During the year, each Institutional Share earned $0.093 from investment income (interest). There was a decline of $0.269 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.176 per share from investment operations.

Shareholders received $0.094 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10. , reflecting losses of $0.176 per share and distributions of $0.094 per share. This was a decrease of $0.27 per share (from $10.54 at the beginning of the year to $10.27 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –1.67% for the year.

As of December 31, 2015, the Institutional Shares had approximately $7.5 billion in net assets. For the year, the expense ratio was 0.07% ($0.70 per $1,000 of net assets), and the net investment income amounted to 0.85% of average net assets. The Fund sold and replaced securities valued at 43% of its net assets.

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Inflation-Protected Securities Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.54	$10.37	$11.62	$11.29	$10.40
Investment Operations
Net Investment Income	.093	.193	.187	.310	.468
Net Realized and Unrealized Gain (Loss)
on Investments	(.269)	.229	(1.208)	.463	.903
Total from Investment Operations	(.176)	.422	(1.021)	.773	1.371
Distributions
Dividends from Net Investment Income	(.093)	(.239)	(.193)	(.309)	(.467)
Distributions from Realized Capital Gains	(.001)	(.013)	(.036)	(.134)	(.014)
Total Distributions	(.094)	(.252)	(.229)	(.443)	(.481)
Net Asset Value, End of Period	$10.27	$10.54	$10.37	$11.62	$11.29
Total Return	–1.67%	4.07%	–8.83%	6.87%	13.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,471	$8,449	$8,919	$12,491	$10,367
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	0.85%	2.14%	1.46%	2.68%	4.34%
Portfolio Turnover Rate	43%	39%	44%[1]	33%	28%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares To open and maintain an account. $5 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

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Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—1190).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net

23

asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money

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orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of

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regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

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By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

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For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption

28

proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

29

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

• Redemptions of shares to pay fund or account fees.

• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

30

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Transactions executed through the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an

31

intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

32

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

• An original signature and date from the authorized person(s).

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

33

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

34

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

35

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. We will send (or provide through our website, whichever you prefer) tax forms for each calendar year early in the following year. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Inflation-Protected Securities Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Reports from the advisor.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

36

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

37

Vanguard Addresses
Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)		The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions and Intermediaries) The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail		The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

		Newspaper	Vanguard	CUSIP
		Inception Date Abbreviation	Fund Number	Number
Inflation-Protected Securities Fund
Institutional Shares	12/12/2003	InPrSeln	1190	922031745
(Investor Shares
6/29/2000)

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

38

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Barclays U.S. Treasury Inflation Protected Securities Index. An index that includes the inflation-indexed securities within the Barclays Treasury Index, which represents U.S. Treasury obligations with maturities of more than one year.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

39

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

40

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Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a client of Vanguard’s Institutional Division:

If you would like more information about Vanguard	The Vanguard Group

Inflation-Protected Securities Fund, the following	Institutional Investor Information Department

documents are available free upon request:	P.O. Box 2900

Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Fund’s investments is
with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports

to shareholders. In the annual report, you will find a	If you are a current Vanguard shareholder and would

discussion of the market conditions and investment	like information about your account, account

strategies that significantly affected the Fund’s	transactions, and/or account statements, please call:

performance during its last fiscal year.
Client Services Department

Statement of Additional Information (SAI)	Telephone: 800-662-2739; Text telephone for people

The SAI provides more detailed information about the Fund	with hearing impairment: 800-749-7273

and is incorporated by reference into (and thus legally
Information Provided by the Securities and
a part of) this prospectus.
Exchange Commission (SEC)

To receive a free copy of the latest annual or semiannual	You can review and copy information about the Fund

report or the SAI, or to request additional information about	(including the SAI) at the SEC’s Public Reference Room

the Fund or other Vanguard funds, please visit	in Washington, DC. To find out more about this public

vanguard.com or contact us as follows:	service, call the SEC at 202-551-8090. Reports and

other information about the Fund are also available in
If you are an individual investor:
the EDGAR database on the SEC’s website at
The Vanguard Group
www.sec.gov, or you can receive copies of this
Investor Information Department
information, for a fee, by electronic request at the
P.O. Box 2900
following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2900
writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people
Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273

Fund’s Investment Company Act file number: 811-04681

© 2016 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 1190 042016

Vanguard Inflation-Protected Securities Fund
Prospectus

April 26, 2016

Investor Shares
Vanguard Inflation-Protected Securities Fund Investor Shares (VIPSX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	16
More on the Fund	5	General Information	18
The Fund and Vanguard	13	Glossary of Investment Terms	20
Investment Advisor	14
Taxes	14
Share Price	15

Fund Summary

Investment Objective

The Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.17%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.20%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

1

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated investment-grade or, if unrated, will be considered by the advisor to be investment-grade.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

• Interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

2

• Derivatives risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of a relevant market index, which has investment characteristics similar to those of the Fund. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Inflation-Protected Securities Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.31% (quarter ended March 31, 2008), and the lowest return for a quarter was –7.34% (quarter ended June 30, 2013).

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Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Inflation-Protected Securities Fund
Investor Shares	–1.83%	2.34%	3.70%
Barclays U.S. Treasury Inflation Protected Securities Index
(reflects no deduction for fees or expenses)	–1.44%	2.55%	3.93%

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Gemma Wright-Casparius, Principal of Vanguard. She has managed the Fund since 2011.

Tax Information

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

4

More on the Fund

This prospectus describes the principal risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this  symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Fund’s Investor Shares and is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

A Note About Investing in the Fund

The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund‘s income annuity accounts’ performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a contract owner, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities.
These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not

5

fundamental and may be changed without a shareholder vote. However, the Fund‘s policy of investing at least 80% of its assets in inflation-indexed bonds may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund invests mainly in investment-grade, inflation-indexed bonds. As a result of this investment strategy, the Fund is subject to certain risks.

Plain Talk About Inflation-Indexed Securities

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security
(IIS) provides principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. This adjustment is a key feature, given that inflation has typically occurred. However, there have been periods of deflation, such as in 1954 when the Consumer Price Index (CPI) declined by 0.7%. (Source: Bureau of Labor
Statistics.) Importantly, in the event of deflation, the U.S. Treasury has guaranteed that it will repay at least the face value of an IIS issued by the U.S. government.
However, if an IIS is purchased by a fund at a premium, deflation could cause a fund to experience a loss.

Inflation measurement and adjustment for an IIS have two important features.
There is a two-month lag between the time that inflation occurs in the economy and when it is factored into IIS valuations. This is due to the time required to measure and calculate the CPI and for the U.S. Treasury to adjust the inflation accrual schedules for an IIS. For example, inflation that occurs in January is calculated and announced during February and affects IIS valuations throughout the month of March. In addition, the inflation index used is the nonseasonally adjusted index. It differs from the CPI that is reported by most news organizations, which is statistically smoothed to overcome highs and lows observed at different points each year. The use of the nonseasonally adjusted index can cause a fund’s income level to fluctuate.

The Fund is subject to income fluctuations. The Fund’s quarterly income distributions are likely to fluctuate considerably more than the income distributions of a typical bond fund. In fact, under certain conditions, the Fund may not have any income to distribute. Income fluctuations associated with changes in interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. Overall, investors can expect income fluctuations to be high for the Fund.

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While fluctuations in quarterly income distributions are expected to be high, distributions should provide an income yield that adjusts with inflation. In periods of extreme deflation, the Fund may have no income to distribute. If prices throughout the economy decline, the principal and income of an IIS will decline and could result in losses for the Fund.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to interest rate risk, which is the chance that the value of a bond will fluctuate because of a change in the level of interest rates. Although inflation-indexed bonds seek to provide inflation protection, their prices may decline when interest rates rise and vice versa. Because the Fund’s dollar-weighted average maturity is expected to be in the range of 7 to 20 years, interest rate risk is expected to be moderate to high for the Fund.

Plain Talk About Real Returns

Inflation-indexed securities are designed to provide a “real rate of return”—a return after adjusting for the impact of inflation. Inflation—a rise in the general price level—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%.
Investors should be conscious of both the nominal and the real returns on their investments. Investors in inflation-indexed bond funds who do not reinvest the portion of the income distribution that comes from inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor does not reinvest the principal adjustment paid out as part of a fund’s income distributions.

Plain Talk About Inflation-Indexed Securities and Interest Rates

Interest rates on conventional bonds have two primary components: a “real”
yield and an increment that reflects investor expectations of future inflation. By contrast, interest rates on an IIS are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only real rates to influence the price of an IIS. A rise in real rates will cause the price of an IIS to fall, while a decline in real rates will boost the price of an IIS.

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The Fund is subject, to a limited extent, to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

The credit quality of the Fund depends on the quality of its investments. Because the Fund emphasizes securities backed by the full faith and credit of the U.S. government, the average credit quality of the Fund’s holdings is expected to be high, and consequently credit risk should be low for the Fund. At a minimum, all bonds purchased by the Fund will be rated investment-grade (in one of the four highest rating categories) or, if unrated, will be considered by the advisor to be investment-grade.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

Plain Talk About Inflation-Indexed Securities and Taxes

Any increase in principal for an IIS resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. For direct holders of an IIS, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a mutual fund holding an IIS pays out (to shareholders) both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares, and the shareholders must pay taxes on the distributions.

Security Selection

The Fund emphasizes inflation-indexed bonds issued by the U.S. government, although it may also purchase inflation-indexed bonds issued by agencies and instrumentalities of the U.S. government and by corporations. The Fund may invest in

8

bonds of any maturity, but is expected to maintain a dollar-weighted average maturity in the range of 7 to 20 years.

The Vanguard Group, Inc. (Vanguard), advisor to the Fund, buys and sells securities based on its judgment about issuers, the prices of the securities, and other economic factors. While the advisor uses the Barclays U.S. Treasury Inflation Protected Securities Index as a benchmark for the Fund’s performance, the Fund’s average maturity and mix of bonds may differ from those of the Index. This may occur, for example, when the advisor sees an opportunity to enhance returns.

The Fund is subject to manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation-indexed. The Fund typically will make such investments when inflation-indexed bonds are less attractive. The Fund’s non-inflation-indexed holdings may include the following:

• Corporate debt obligations—usually called bonds—represent loans by an investor to a corporation.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Cash equivalent investments is a blanket term that describes a variety of short-term fixed income investments, including money market instruments, commercial paper, bank certificates of deposit, banker’s acceptances, and repurchase agreements. Repurchase agreements represent short-term (normally overnight) loans by the Fund to banks or large securities dealers.

• Illiquid securities are securities that the Fund may not be able to sell within seven days in the ordinary course of business at approximately the price at which they are valued. The Fund may invest up to 15% of its net assets in these securities. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board

9

of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by the Fund without limit.

• Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund‘s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund‘s portfolio turnover rate. Mortgage dollar rolls will be used only if consistent with the Fund‘s investment objective and risk profile.

The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this prospectus. In particular, derivatives will be used only when they may help the advisor:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Add value when these instruments are attractively priced.

• Adjust sensitivity to changes in interest rates.

The Fund‘s derivative investments may include fixed income futures contracts, fixed income options, interest rate swaps, total return swaps, credit default swaps, or other derivatives. Losses (or gains) involving futures contracts can sometimes be substantial—in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for other types of derivatives.

10

Plain Talk About Derivatives

Derivatives can take many forms. Some forms of derivatives—such as exchange-
traded futures and options on securities, commodities, or indexes—have been trading on regulated exchanges for decades. These types of derivatives are standardized contracts that can easily be bought and sold and whose market values are determined and published daily. Non-exchange-traded derivatives (such as certain swap agreements), on the other hand, tend to be more specialized or complex and may be more difficult to accurately value.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.

In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is

11

shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits a contract owner or annuitant from exchanging into a fund contract for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the contract owner or annuitant has exchanged out of that fund contract.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for inflation-protected bond funds was approximately 140%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

13

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Gemma Wright-Casparius, Principal of Vanguard. She has worked in investment management since 2005, has managed investment portfolios since 2008, and has managed the Fund since joining Vanguard in 2011. Education: B.B.A. and M.B.A., Bernard M. Baruch College of The City University of New York.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Taxes

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

14

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares.

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

The Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

15

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares‘ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Table

The Investor Shares began fiscal year 2015 with a net asset value (share price) of
$13.18 per share. During the year, each Investor Share earned $0.098 from investment income (interest). There was a decline of $0.339 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.241 per share from investment operations.

Shareholders received $0.099 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $12.84, reflecting losses of $0.241 per share and distributions of $0.099 per share. This was a decrease of $0.34 per share (from $13.18 at the beginning of the year to $12.84 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was –1.83% for the year.

As of December 31, 2015, the Investor Shares had approximately $4.7 billion in net assets. For the year, the expense ratio was 0.20% ($2.00 per $1,000 of net assets), and the net investment income amounted to 0.72% of average net assets. The Fund sold and replaced securities valued at 43% of its net assets.

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Inflation-Protected Securities Fund Investor Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.18	$12.98	$14.53	$14.11	$13.00
Investment Operations
Net Investment Income	.098	.224	.210	.367	.568
Net Realized and Unrealized Gain (Loss)
on Investments	(.339)	.273	(1.499)	.586	1.127
Total from Investment Operations	(.241)	.497	(1.289)	.953	1.695
Distributions
Dividends from Net Investment Income	(.098)	(.281)	(.216)	(.366)	(.567)
Distributions from Realized Capital Gains	(.001)	(.016)	(.045)	(.167)	(.018)
Total Distributions	(.099)	(.297)	(.261)	(.533)	(.585)
Net Asset Value, End of Period	$12.84	$13.18	$12.98	$14.53	$14.11

Total Return	–1.83%	3.83%	–8.92%	6.78%	13.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,746	$5,604	$6,577	$16,075	$15,220
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.72%	2.01%	1.33%	2.55%	4.21%
Portfolio Turnover Rate	43%	39%	44%[1]	33%	28%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

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General Information

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (NYSE) is open for trading. The redemption price of shares will be the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the business day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund can postpone payment of redemption proceeds beyond seven calendar days or suspend the redemption right at times when the NYSE is closed or during any emergency circumstances, as determined by the SEC.

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the

18

broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.

Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

19

Glossary of Investment Terms

Average Maturity. The average length of time until bonds held by a fund reach maturity and are repaid. In general, the longer the average maturity, the more a fund’s share price fluctuates in response to changes in market interest rates. In calculating average maturity, a fund uses a bond’s maturity or, if applicable, an earlier date on which the advisor believes it is likely that a maturity-shortening device (such as a call, a put, a refunding, a prepayment, or a redemption provision or an adjustable coupon rate) will cause the bond to be repaid.

Barclays U.S. Treasury Inflation Protected Securities Index. An index that includes the inflation-indexed securities within the Barclays Treasury Index, which represents U.S. Treasury obligations with maturities of more than one year.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Equivalent Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

20

Inflation-Indexed Securities. Bonds issued by the U.S. government, government agencies, or corporations, whose principal and interest payments—unlike those of conventional bonds—are adjusted over time to reflect inflation.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Return of Capital. A return of all or part of your original investment in a fund. In general, return of capital reduces your cost basis in a fund’s shares and is not taxable to you until your cost basis has been reduced to zero.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	Information Provided by the Securities and

If you would like more information about Vanguard	Exchange Commission (SEC)

Inflation-Protected Securities Fund, the following	You can review and copy information about the Fund

documents are available free upon request:	(including the SAI) at the SEC’s Public Reference Room

in Washington, DC. To find out more about this public
Annual/Semiannual Reports to Shareholders
service, call the SEC at 202-551-8090. Reports and
Additional information about the Fund’s investments is
other information about the Fund are also available in
available in the Fund’s annual and semiannual reports
the EDGAR database on the SEC’s website at
to shareholders. In the annual report, you will find a
www.sec.gov, or you can receive copies of this
discussion of the market conditions and investment
information, for a fee, by electronic request at the
strategies that significantly affected the Fund’s
following email address: publicinfo@sec.gov, or by
performance during its last fiscal year.
writing the Public Reference Section, Securities and

Statement of Additional Information (SAI)	Exchange Commission, Washington, DC 20549-1520.

The SAI provides more detailed information about the
Fund’s Investment Company Act file number: 811-04681
Fund and is incorporated by reference into (and thus

legally a part of) this prospectus.

To receive a free copy of the latest annual or

semiannual report or the SAI, or to request additional

information about the Fund or other Vanguard funds,

please visit vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services

P.O. Box 2600

Valley Forge, PA 19482-2600

Telephone: 800-522-5555

© 2016 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

P 119A 042016

Vanguard Bond Index Funds
Prospectus

April 26, 2016

Investor Shares & Admiral™ Shares
Vanguard Total Bond Market Index Fund Investor Shares (VBMFX)
Vanguard Total Bond Market Index Fund Admiral Shares (VBTLX)
Vanguard Short-Term Bond Index Fund Investor Shares	(VBISX)
Vanguard Short-Term Bond Index Fund Admiral Shares	(VBIRX)
Vanguard Intermediate-Term Bond Index Fund Investor Shares (VBIIX)
Vanguard Intermediate-Term Bond Index Fund Admiral Shares (VBILX)
Vanguard Long-Term Bond Index Fund Investor Shares	(VBLTX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	39
Total Bond Market Index Fund	1	Investing With Vanguard	47
Short-Term Bond Index Fund	7	Purchasing Shares	47
Intermediate-Term Bond Index Fund	12	Converting Shares	51
Long-Term Bond Index Fund	17	Redeeming Shares	52
Investing in Index Funds	22	Exchanging Shares	56
More on the Funds	23	Frequent-Trading Limitations	56
The Funds and Vanguard	34	Other Rules You Should Know	59
Investment Advisor	35	Fund and Account Updates	63
Dividends, Capital Gains, and Taxes	36	Contacting Vanguard	65
Share Price	38	Additional Information	66
		Glossary of Investment Terms	68

Vanguard Total Bond Market Index Fund

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.13%	0.05%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.01%
Total Annual Fund Operating Expenses	0.16%	0.06%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$16	$52	$90	$205
Admiral Shares	$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.37% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.45% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Total Bond Market Index Fund Investor Shares
Return Before Taxes	0.30%	3.02%	4.36%
Return After Taxes on Distributions	–0.74	1.89	2.98
Return After Taxes on Distributions and Sale of Fund Shares	0.19	1.88	2.86
Vanguard Total Bond Market Index Fund Admiral Shares
Return Before Taxes	0.40%	3.13%	4.47%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.52
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $10,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Short-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.13%	0.07%
12b-1 Distribution Fee	None	None
Other Expenses	0.03%	0.02%
Total Annual Fund Operating Expenses	0.16%	0.09%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$16	$52	$90	$205
Admiral Shares	$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years and, as of December 31, 2015, was 2.8 years.

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Short-Term Bond Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.71% (quarter ended December 31, 2008), and the lowest return for a quarter was –1.09% (quarter ended June 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Short-Term Bond Index Fund Investor Shares
Return Before Taxes	0.85%	1.39%	3.17%
Return After Taxes on Distributions	0.29	0.80	2.23
Return After Taxes on Distributions and Sale of Fund Shares	0.50	0.86	2.12
Vanguard Short-Term Bond Index Fund Admiral Shares
Return Before Taxes	0.92%	1.49%	3.27%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97%	1.61%	—%
Spliced Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97	1.61	3.32
Barclays U.S. 1-5 Year Gov/Credit Bond Index	0.97	1.61	3.32

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be

higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has co-managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $10,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Intermediate-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee (for certain fund account balances below	$20/year	$20/year
$10,000)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.12%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.01%
Total Annual Fund Operating Expenses	0.16%	0.09%

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$16	$52	$90	$205
Admiral Shares	$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 7.2 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Intermediate-Term Bond Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.83% (quarter ended December 31, 2008), and the lowest return for a quarter was –3.97% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Intermediate-Term Bond Index Fund Investor Shares
Return Before Taxes	1.21%	4.29%	5.39%
Return After Taxes on Distributions	–0.02	2.84	3.80
Return After Taxes on Distributions and Sale of Fund Shares	0.75	2.84	3.65
Vanguard Intermediate-Term Bond Index Fund Admiral Shares
Return Before Taxes	1.27%	4.39%	5.49%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28%	4.45%	—%
Spliced Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28	4.45	5.45
Barclays U.S. 5-10 Year Gov/Credit Bond Index	1.28	4.44	5.44

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be

higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $10,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard Long-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.16%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Long Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of December 31, 2015, was 24.1 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Long-Term Bond Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.01% (quarter ended September 30, 2011), and the lowest return for a quarter was –7.80% (quarter ended June 30, 2015).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Long-Term Bond Index Fund Investor Shares
Return Before Taxes	–3.47%	6.82%	6.37%
Return After Taxes on Distributions	–5.16	4.94	4.45
Return After Taxes on Distributions and Sale of Fund Shares	–1.89	4.58	4.23
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31%	6.98%	—%
Spliced Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31	6.98	6.45
Barclays U.S. Long Gov/Credit Bond Index	–3.30	6.98	6.45

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Investor Shares and Admiral Shares (Investor Shares only for the Long-Term Bond Index Fund). A separate prospectus offers Institutional Shares and Institutional Plus Shares of the Funds, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. Another prospectus offers Institutional Select Shares for the Total Bond Market Index Fund, which are generally for investors who invest a minimum of $3 billion. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds‘ board of trustees, which oversees each Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund‘s policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

Because each Fund invests only a portion of its assets in callable bonds, call risk should be moderate for the Total Bond Market Index Fund and very low for the other Funds.

The Total Bond Market Index Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund because it invests only a portion of its assets in mortgage-backed securities.

The Total Bond Market Index Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

Each Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

The credit quality of each Fund is expected to be very high, and thus credit risk should be low.

To a limited extent, the Funds are exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes, each Fund uses index “sampling” techniques to select securities. Using computer programs, each Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Funds do not hold all of the securities included in their target indexes, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

Each Fund is subject to index sampling risk, which is the chance that the securities selected for a Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for each Fund should be low.

The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund’s target index, as of December 31, 2015.

	Number of	Number of Bonds
Vanguard Fund	Bonds Held	in Target Index
Total Bond Market Index Fund	7,860	9,681
Short-Term Bond Index Fund	2,239	2,965
Intermediate-Term Bond Index Fund	1,824	2,106
Long-Term Bond Index Fund	2,037	2,225

Types of bonds. The Total Bond Market Index Fund tracks the Barclays U.S. Aggregate Float Adjusted Index; the Short-Term, Intermediate-Term, and Long-Term Bond Index Funds track subsets of that Index. The Barclays U.S. Aggregate Float Adjusted Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

As of December 31, 2015, each Fund was composed of the following types of bonds:

				International
	U.S.		Mortgage-	Dollar-
Vanguard Fund	Government	Corporate	Backed	Denominated	Other	Total
Total Bond Market
Index Fund	43.1%	29.7%	20.9%	6.0%	0.3%	100%
Short-Term Bond
Index Fund	66.3	26.5	—	7.1	0.1	100
Intermediate-Term
Bond Index Fund	53.5	39.8	—	6.6	0.1	100
Long-Term Bond
Index Fund	39.4	49.8	—	10.7	0.1	100

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments.

Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of each Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

Each Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, has managed the Intermediate-Term Bond Index Fund since 2008, and has managed the Total Bond Market Index Fund and co-managed the Short-Term Bond Index and Long-Term Bond Index Funds since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has worked in investment management since 2000, has been with Vanguard since 2004, has managed investment portfolios since 2007, and has co-managed the Short-Term Bond Index Fund since 2013. Education: B.A., Ji’Nan University, P.R. China; M.B.A., Drexel University.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios since 2015, and has co-managed the Long-Term Bond Index Fund since 2015. Education: B.S., West Chester University; M.B.A., Drexel University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in

Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds‘ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Bond Market Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2015 with a net asset value (share price) of $10.87 per share. During the year, each Investor Share earned $0.253 from investment income (interest). There was a decline of $0.219 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.034 per share from investment operations.

Shareholders received $0.264 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.034 per share and distributions of $0.264 per share. This was a decrease of $0.23 per share (from $10.87 at the beginning of the year to $10.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.30% for the year.

As of December 31, 2015, the Investor Shares had approximately $6.4 billion in net assets. For the year, the expense ratio was 0.16% ($1.60 per $1,000 of net assets), and the net investment income amounted to 2.34% of average net assets. The Fund sold and replaced securities valued at 84% of its net assets.

Total Bond Market Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.253	.264	.256	.285	.337
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.034	.603	(.248)	.441	.788
Distributions
Dividends from Net Investment Income	(.254)	(.264)	(.256)	(.285)	(.337)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.264)	(.293)	(.282)	(.351)	(.388)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return[1]	0.30%	5.76%	–2.26%	4.05%	7.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,434	$7,076	$7,939	$11,794	$12,584
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	2.34%	2.44%	2.37%	2.55%	3.12%
Portfolio Turnover Rate[2]	84%[3]	72%[3]	73%[3]	80%[3]	73%[3]
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
3 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

Total Bond Market Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.263	.278	.269	.296	.350
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.044	.617	(.235)	.452	.801
Distributions
Dividends from Net Investment Income	(.264)	(.278)	(.269)	(.296)	(.350)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.274)	(.307)	(.295)	(.362)	(.401)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return[1]	0.40%	5.89%	–2.15%	4.15%	7.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60,783	$54,198	$33,450	$35,533	$31,366
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.44%	2.57%	2.49%	2.65%	3.24%
Portfolio Turnover Rate[2]	84%[3]	72%[3]	73%[3]	80%[3]	73%[3]
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
3 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

Short-Term Bond Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55
Investment Operations
Net Investment Income	.130	.116	.116	.153	.193
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	.117
Total from Investment Operations	.090	.121	.007	.205	.310
Distributions
Dividends from Net Investment Income	(.130)	(.116)	(.116)	(.153)	(.193)
Distributions from Realized Capital Gains	(.010)	(.015)	(.031)	(.032)	(.057)
Total Distributions	(.140)	(.131)	(.147)	(.185)	(.250)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Total Return[1]	0.85%	1.16%	0.07%	1.95%	2.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,307	$2,667	$3,003	$3,185	$3,802
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	1.23%	1.10%	1.09%	1.44%	1.81%
Portfolio Turnover Rate[2]	52%	45%	50%	51%	67%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Short-Term Bond Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55
Investment Operations
Net Investment Income	.137	.126	.127	.164	.205
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	.117
Total from Investment Operations	.097	.131	.018	.216	.322
Distributions
Dividends from Net Investment Income	(.137)	(.126)	(.127)	(.164)	(.205)
Distributions from Realized Capital Gains	(.010)	(.015)	(.031)	(.032)	(.057)
Total Distributions	(.147)	(.141)	(.158)	(.196)	(.262)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Total Return[1]	0.92%	1.26%	0.17%	2.05%	3.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,662	$13,212	$5,035	$4,401	$4,094
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.30%	1.20%	1.19%	1.54%	1.92%
Portfolio Turnover Rate[2]	52%	45%	50%	51%	67%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Intermediate-Term Bond Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.302	.316	.329	.370	.425
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	.432	.738
Total from Investment Operations	.140	.753	(.416)	.802	1.163
Distributions
Dividends from Net Investment Income	(.302)	(.316)	(.329)	(.370)	(.425)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(.242)	(.178)
Total Distributions	(.340)	(.383)	(.454)	(.612)	(.603)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Total Return[1]	1.21%	6.85%	–3.54%	6.91%	10.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,397	$1,551	$1,558	$2,120	$2,129
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	2.62%	2.76%	2.84%	3.07%	3.65%
Portfolio Turnover Rate[2]	51%	60%	70%	65%	61%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Intermediate-Term Bond Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.309	.327	.340	.381	.437
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	.432	.738
Total from Investment Operations	.147	.764	(.405)	.813	1.175
Distributions
Dividends from Net Investment Income	(.309)	(.327)	(.340)	(.381)	(.437)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(.242)	(.178)
Total Distributions	(.347)	(.394)	(.465)	(.623)	(.615)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Total Return[1]	1.27%	6.96%	–3.45%	7.02%	10.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,061	$8,922	$5,320	$6,252	$5,320
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	2.69%	2.86%	2.94%	3.17%	3.76%
Portfolio Turnover Rate[2]	51%	60%	70%	65%	61%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Long-Term Bond Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04
Investment Operations
Net Investment Income	.546	.556	.557	.570	.587
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	1.991
Total from Investment Operations	(.479)	2.409	(1.280)	1.161	2.578
Distributions
Dividends from Net Investment Income	(.546)	(.556)	(.557)	(.570)	(.587)
Distributions from Realized Capital Gains	(.035)	(.003)	(.023)	(.231)	(.121)
Total Distributions	(.581)	(.559)	(.580)	(.801)	(.708)
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Total Return[1]	–3.47%	19.72%	–9.13%	8.49%	22.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,415	$2,594	$2,019	$2,904	$2,727
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	3.95%	4.10%	4.21%	4.00%	4.62%
Portfolio Turnover Rate[2]	42%	39%	50%	41%	45%
1 Total returns do not include account service fees that may have applied in the periods shown.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

To add to an existing account. Generally $1.

Account Minimums for Admiral Shares

To open and maintain an account. $10,000. If you request Admiral Shares when you open a new account but the investment amount does not meet the account minimum for Admiral Shares, your investment will be placed in Investor Shares of the Fund. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

Transaction Fees on Purchases

Each Fund reserves the right to charge the following transaction fees to investors whose aggregate share purchases into the Fund equal or exceed the following amounts:

Vanguard Fund	Transaction Fee	Aggregate Purchases
Total Bond Market Index Fund	0.25%	Over $500 million
Short-Term Bond Index Fund	0.15	Over $200 million
Intermediate-Term Bond Index Fund	0.25	Over $100 million
Long-Term Bond Index Fund	0.50	Over $100 million

Each Fund may impose these transaction fees if an investor’s aggregate purchases into a Fund over a 12-month period exceed, or are expected to exceed, the indicated amounts upon notice to the client in conjuction with a purchase that triggers application of the fees. The fees will be assessed only if the client elects to proceed with the purchase. Generally, these fees will not apply to transactions coordinated in advance between a client and Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire on a business day, however, you generally can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Admiral Shares. Admiral Shares generally are not available for SIMPLE IRAs, Vanguard Individual 401(k) Plans, and Vanguard retail-serviced Individual 403(b)(7) Custodial Accounts.

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Investor Shares to Admiral Shares

Self-directed conversions. If your account balance in a Fund is at least $10,000, you may ask Vanguard to convert your Investor Shares to Admiral Shares. You may request a conversion through our website (if you are registered for online access), by telephone, or by mail. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them. See Contacting Vanguard.

Automatic conversions. Vanguard conducts periodic reviews of account balances and may, if your account balance in a Fund exceeds $10,000, automatically convert your Investor Shares to Admiral Shares. You will be notified before an automatic conversion occurs and will have an opportunity to instruct Vanguard not to effect the conversion. Institutional, financial intermediary, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the same Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to Institutional Select Shares

You are eligible for a self-directed conversion from another share class to Institutional Select Shares of the same Fund (if available), provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), through a trading platform, by mail, or by telephone. Accounts that qualify for Institutional Select Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

By writing a check. If you have established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time

(2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally will continue earning dividends until the first business day following your trade date. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time, on a business day (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the shares will stop earning dividends that same day.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.
  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.

  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Transactions executed through the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.
  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).
  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard charges a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

  Accounts held through intermediaries.
  Accounts held by institutional clients.

• Accounts held by Voyager, Voyager Select, Flagship, and Flagship Select clients.

Eligibility is based on total household assets held at Vanguard, with a minimum of $50,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, $1 million for Vanguard Flagship Services®, and $10 million for Vanguard Flagship Select Services™. Vanguard determines eligibility by aggregating assets of all qualifying accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, certain annuities through Vanguard, the Vanguard 529 Plan, and certain small-business accounts. Assets in employer-sponsored retirement plans for which Vanguard provides recordkeeping services may be included in determining eligibility if the investor also has a personal account holding Vanguard mutual funds. Note that assets held in a Vanguard Brokerage Services account (other than Vanguard funds, including Vanguard ETFs) are not included when determining a household’s eligibility.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

  Section 529 college savings plans.
  The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs,

certain Individual 403(b)(7) Custodial Accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. We will send (or provide through our website, whichever you prefer) tax forms for each calendar year early in the following year. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Bond Index Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Funds‘ Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
	P.O. Box 1110
	Valley Forge, PA 19482-1110
Regular Mail (Institutions and Intermediaries)	The Vanguard Group
	P.O. Box 2900
	Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
	455 Devon Park Drive
	Wayne, PA 19087-1815

Additional Information

			Vanguard
	Inception	Suitable Newspaper		Fund	CUSIP
	Date	for IRAs Abbreviation		Number	Number
Total Bond Market Index Fund
Investor Shares	12/11/1986	Yes	TotBd	84	921937108
Admiral Shares	11/12/2001	Yes	TotBdAdml	584	921937603
Short-Term Bond Index Fund
Investor Shares	3/1/1994	Yes	STBond	132	921937207
Admiral Shares	11/12/2001	Yes	STBondAdml	5132	921937702
Intermediate-Term Bond Index Fund
Investor Shares	3/1/1994	Yes	ITBond	314	921937306
Admiral Shares	11/12/2001	Yes	ITBondAdml	5314	921937801
Long-Term Bond Index Fund
Investor Shares	3/1/1994	Yes	LTBond	522	921937405

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Index Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Index Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Index Funds or any owners or purchasers of the Vanguard Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Index Funds or the owners of Vanguard Bond Index Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. 1–5 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

Barclays U.S. 5–10 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds with maturities of 5 to 10 years.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Barclays U.S. Long Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 10 years or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 1–5 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 5–10 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. Long Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would
If you would like more information about Vanguard	like information about your account, account
Bond Index Funds, the following documents are	transactions, and/or account statements, please call:
available free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739
Additional information about the Funds’ investments	Text telephone for people with hearing impairment:
is available in the Funds’ annual and semiannual	800-749-7273
reports to shareholders. In the annual reports, you
Information Provided by the Securities and
will find a discussion of the market conditions and
Exchange Commission (SEC)
investment strategies that significantly affected
You can review and copy information about the Funds
the Funds’ performance during their last fiscal year.
(including the SAI) at the SEC’s Public Reference Room
Statement of Additional Information (SAI)	in Washington, DC. To find out more about this public
The SAI provides more detailed information about the	service, call the SEC at 202-551-8090. Reports and
Funds and is incorporated by reference into (and thus	other information about the Funds are also available in
legally a part of) this prospectus.	the EDGAR database on the SEC’s website at
www.sec.gov, or you can receive copies of this
To receive a free copy of the latest annual or semiannual
information, for a fee, by electronic request at the
reports or the SAI, or to request additional information
following email address: publicinfo@sec.gov, or by
about the Funds or other Vanguard funds, please visit
writing the Public Reference Section, Securities and
vanguard.com or contact us as follows:
Exchange Commission, Washington, DC 20549-1520.
The Vanguard Group
Funds’ Investment Company Act file number: 811-04681
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447
Text telephone for people with hearing impairment:
800-749-7273

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P 084 042016

Vanguard Bond Index Funds
Prospectus

April 26, 2016

Investor Shares for Participants
Vanguard Total Bond Market Index Fund Investor Shares (VBMFX)
Vanguard Short-Term Bond Index Fund Investor Shares (VBISX)
Vanguard Intermediate-Term Bond Index Fund Investor Shares (VBIIX)
Vanguard Long-Term Bond Index Fund Investor Shares (VBLTX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	22
Total Bond Market Index Fund	1	The Funds and Vanguard	33
Short-Term Bond Index Fund	6	Investment Advisor	34
Intermediate-Term Bond Index Fund	11	Dividends, Capital Gains, and Taxes	35
Long-Term Bond Index Fund	16	Share Price	36
Investing in Index Funds	21	Financial Highlights	37
		Investing With Vanguard	42
		Accessing Fund Information Online	46
		Glossary of Investment Terms	47

Vanguard Total Bond Market Index Fund

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.16%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

2

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

3

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.37% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.45% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Total Bond Market Index Fund Investor Shares	0.30%	3.02%	4.36%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.52
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

4

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Short-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.16%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years and, as of December 31, 2015, was 2.8 years.

7

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

8

Annual Total Returns — Vanguard Short-Term Bond Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.71% (quarter ended December 31, 2008), and the lowest return for a quarter was –1.09% (quarter ended June 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Short-Term Bond Index Fund Investor Shares	0.85%	1.39%	3.17%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97%	1.61%	—%
Spliced Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97	1.61	3.32
Barclays U.S. 1-5 Year Gov/Credit Bond Index	0.97	1.61	3.32

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has co-managed the Fund since 2013.

9

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Intermediate-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.16%

11

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 7.2 years.

12

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

13

Annual Total Returns — Vanguard Intermediate-Term Bond Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.83% (quarter ended December 31, 2008), and the lowest return for a quarter was –3.97% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	1.21%	4.29%	5.39%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28%	4.45%	—%
Spliced Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28	4.45	5.45
Barclays U.S. 5-10 Year Gov/Credit Bond Index	1.28	4.44	5.44

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2008.

14

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Vanguard Long-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.14%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.16%

16

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Long Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of December 31, 2015, was 24.1 years.

17

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

18

Annual Total Returns — Vanguard Long-Term Bond Index Fund Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.01% (quarter ended September 30, 2011), and the lowest return for a quarter was –7.80% (quarter ended June 30, 2015).

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Long-Term Bond Index Fund Investor Shares	–3.47%	6.82%	6.37%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31%	6.98%	—%
Spliced Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31	6.98	6.45
Barclays U.S. Long Gov/Credit Bond Index	–3.30	6.98	6.45

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

19

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

20

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

21

More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Investor Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds‘ board of trustees, which oversees each Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund‘s policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

22

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

23

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

24

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

Because each Fund invests only a portion of its assets in callable bonds, call risk should be moderate for the Total Bond Market Index Fund and very low for the other Funds.

The Total Bond Market Index Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund because it invests only a portion of its assets in mortgage-backed securities.

25

The Total Bond Market Index Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

Each Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

The credit quality of each Fund is expected to be very high, and thus credit risk should be low.

To a limited extent, the Funds are exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

26

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes, each Fund uses index “sampling” techniques to select securities. Using computer programs, each Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Funds do not hold all of the securities included in their target indexes, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

Each Fund is subject to index sampling risk, which is the chance that the securities selected for a Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for each Fund should be low.

The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund’s target index, as of December 31, 2015.

	Number of	Number of Bonds
Vanguard Fund	Bonds Held	in Target Index
Total Bond Market Index Fund	7,860	9,681
Short-Term Bond Index Fund	2,239	2,965
Intermediate-Term Bond Index Fund	1,824	2,106
Long-Term Bond Index Fund	2,037	2,225

Types of bonds. The Total Bond Market Index Fund tracks the Barclays U.S. Aggregate Float Adjusted Index; the Short-Term, Intermediate-Term, and Long-Term Bond Index Funds track subsets of that Index. The Barclays U.S. Aggregate Float Adjusted Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

27

As of December 31, 2015, each Fund was composed of the following types of bonds:

				International
	U.S.		Mortgage-	Dollar-
Vanguard Fund	Government	Corporate	Backed	Denominated	Other	Total
Total Bond Market
Index Fund	43.1%	29.7%	20.9%	6.0%	0.3%	100%
Short-Term Bond
Index Fund	66.3	26.5	—	7.1	0.1	100
Intermediate-Term
Bond Index Fund	53.5	39.8	—	6.6	0.1	100
Long-Term Bond
Index Fund	39.4	49.8	—	10.7	0.1	100

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments.

28

Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

29

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

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Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of each Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

Each Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds

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holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, has managed the Intermediate-Term Bond Index Fund since 2008, and has managed the Total Bond Market Index Fund and co-managed the Short-Term Bond Index and Long-Term Bond Index Funds since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has worked in investment management since 2000, has been with Vanguard since 2004, has managed investment portfolios since 2007, and has co-managed the Short-Term Bond Index Fund since 2013. Education: B.A., Ji’Nan University, P.R. China; M.B.A., Drexel University.

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Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios since 2015, and has co-managed the Long-Term Bond Index Fund since 2015. Education: B.S., West Chester University; M.B.A., Drexel University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand each Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Bond Market Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2015 with a net asset value (share price) of $10.87 per share. During the year, each Investor Share earned $0.253 from investment income (interest). There was a decline of $0.219 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.034 per share from investment operations.

Shareholders received $0.264 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.034 per share and distributions of $0.264 per share. This was a decrease of $0.23 per share (from $10.87 at the beginning of the year to $10.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.30% for the year.

As of December 31, 2015, the Investor Shares had approximately $6.4 billion in net assets. For the year, the expense ratio was 0.16% ($1.60 per $1,000 of net assets), and the net investment income amounted to 2.34% of average net assets. The Fund sold and replaced securities valued at 84% of its net assets.

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Total Bond Market Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.253	.264	.256	.285	.337
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.034	.603	(.248)	.441	.788
Distributions
Dividends from Net Investment Income	(.254)	(.264)	(.256)	(.285)	(.337)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.264)	(.293)	(.282)	(.351)	(.388)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return	0.30%	5.76%	–2.26%	4.05%	7.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,434	$7,076	$7,939	$11,794	$12,584
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	2.34%	2.44%	2.37%	2.55%	3.12%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

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Short-Term Bond Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55
Investment Operations
Net Investment Income	.130	.116	.116	.153	.193
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	.117
Total from Investment Operations	.090	.121	.007	.205	.310
Distributions
Dividends from Net Investment Income	(.130)	(.116)	(.116)	(.153)	(.193)
Distributions from Realized Capital Gains	(.010)	(.015)	(.031)	(.032)	(.057)
Total Distributions	(.140)	(.131)	(.147)	(.185)	(.250)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Total Return	0.85%	1.16%	0.07%	1.95%	2.96%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,307	$2,667	$3,003	$3,185	$3,802
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	1.23%	1.10%	1.09%	1.44%	1.81%
Portfolio Turnover Rate[1]	52%	45%	50%	51%	67%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

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Intermediate-Term Bond Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.302	.316	.329	.370	.425
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	.432	.738
Total from Investment Operations	.140	.753	(.416)	.802	1.163
Distributions
Dividends from Net Investment Income	(.302)	(.316)	(.329)	(.370)	(.425)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(.242)	(.178)
Total Distributions	(.340)	(.383)	(.454)	(.612)	(.603)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Total Return	1.21%	6.85%	–3.54%	6.91%	10.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,397	$1,551	$1,558	$2,120	$2,129
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	2.62%	2.76%	2.84%	3.07%	3.65%
Portfolio Turnover Rate[1]	51%	60%	70%	65%	61%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

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Long-Term Bond Index Fund Investor Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04
Investment Operations
Net Investment Income	.546	.556	.557	.570	.587
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	1.991
Total from Investment Operations	(.479)	2.409	(1.280)	1.161	2.578
Distributions
Dividends from Net Investment Income	(.546)	(.556)	(.557)	(.570)	(.587)
Distributions from Realized Capital Gains	(.035)	(.003)	(.023)	(.231)	(.121)
Total Distributions	(.581)	(.559)	(.580)	(.801)	(.708)
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Total Return	–3.47%	19.72%	–9.13%	8.49%	22.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,415	$2,594	$2,019	$2,904	$2,727
Ratio of Total Expenses to Average Net Assets	0.16%	0.20%	0.20%	0.20%	0.22%
Ratio of Net Investment Income to Average
Net Assets	3.95%	4.10%	4.21%	4.00%	4.62%
Portfolio Turnover Rate[1]	42%	39%	50%	41%	45%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

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Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or the allocation of your contributions among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, an exchange, or a redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received or, if funded via ACH, credited to your account.

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined net asset value (NAV) of the Fund‘s Investor Shares. If your transaction request is received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

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If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Earning Dividends

You generally begin earning dividends on the business day following your contribution trade date. You generally will continue earning dividends until the first business day following your exchange or redemption trade date.

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and transactions executed through the Vanguard Managed Account Program.

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Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Before making an exchange into another fund, it is important to read that fund’s prospectus. To obtain a copy, please contact Vanguard Participant Services toll-free at 800-523-1188.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

No Cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

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Proof of a Caller’s Authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Portfolio Holdings

Please consult the Funds‘ Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

Additional Information
		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
Total Bond Market Index Fund
Investor Shares	12/11/1986	TotBd	84	921937108
Short-Term Bond Index Fund
Investor Shares	3/1/1994	STBond	132	921937207
Intermediate-Term Bond Index Fund
Investor Shares	3/1/1994	ITBond	314	921937306
Long-Term Bond Index Fund
Investor Shares	3/1/1994	LTBond	522	921937405

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Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Index Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Index Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Index Funds or any owners or purchasers of the Vanguard Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Index Funds or the owners of Vanguard Bond Index Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

46

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. 1–5 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

Barclays U.S. 5–10 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds with maturities of 5 to 10 years.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Barclays U.S. Long Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 10 years or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

47

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 1–5 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 5–10 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

48

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. Long Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	reports or the SAI, or to request additional information
Bond Index Funds, the following documents are	about the Funds or other Vanguard funds, please visit
available free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Funds’ investments is	Participant Services
available in the Funds’ annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual reports, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Funds’	Text telephone for people with hearing impairment:
performance during their last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about	Exchange Commission (SEC)
the Funds and is incorporated by reference into (and	You can review and copy information about the Funds
thus legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
the EDGAR database on the SEC’s website at
www.sec.gov, or you can receive copies of this
information, for a fee, by electronic request at the
following email address: publicinfo@sec.gov, or by
writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-04681

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 084 042016

Vanguard Bond Index Funds
Prospectus

April 26, 2016

Admiral™ Shares for Participants
Vanguard Total Bond Market Index Fund Admiral Shares (VBTLX)
Vanguard Short-Term Bond Index Fund Admiral Shares (VBIRX)
Vanguard Intermediate-Term Bond Index Fund Admiral Shares (VBILX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	17
Total Bond Market Index Fund	1	The Funds and Vanguard	28
Short-Term Bond Index Fund	6	Investment Advisor	29
Intermediate-Term Bond Index Fund	11	Dividends, Capital Gains, and Taxes	30
Investing in Index Funds	16	Share Price	30
		Financial Highlights	32
		Investing With Vanguard	36
		Accessing Fund Information Online	40
		Glossary of Investment Terms	41

Vanguard Total Bond Market Index Fund

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.06%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

2

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

3

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market Index Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.40% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.42% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Total Bond Market Index Fund Admiral Shares	0.40%	3.13%	4.47%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.52
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

4

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Vanguard Short-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.07%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.09%

6

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years and, as of December 31, 2015, was 2.8 years.

7

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

8

Annual Total Returns — Vanguard Short-Term Bond Index Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.73% (quarter ended December 31, 2008), and the lowest return for a quarter was –1.07% (quarter ended June 30, 2008).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Short-Term Bond Index Fund Admiral Shares	0.92%	1.49%	3.27%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97%	1.61%	—%
Spliced Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97	1.61	3.32
Barclays U.S. 1-5 Year Gov/Credit Bond Index	0.97	1.61	3.32

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has co-managed the Fund since 2013.

9

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

10

Vanguard Intermediate-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.09%

11

Example

The following example is intended to help you compare the cost of investing in the Fund’s Admiral Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 7.2 years.

12

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Admiral Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Admiral Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

13

Annual Total Returns — Vanguard Intermediate-Term Bond Index Fund Admiral Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.85% (quarter ended December 31, 2008), and the lowest return for a quarter was –3.94% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Intermediate-Term Bond Index Fund
Admiral Shares	1.27%	4.39%	5.49%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28%	4.45%	—%
Spliced Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28	4.45	5.45
Barclays U.S. 5-10 Year Gov/Credit Bond Index	1.28	4.44	5.44

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2008.

14

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

15

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

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More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus offers the Funds‘ Admiral Shares and is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by visiting our website at vanguard.com or by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds‘ board of trustees, which oversees each Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund‘s policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days‘ notice to shareholders.

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Market Exposure

Each Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

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Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

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Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

Because each Fund invests only a portion of its assets in callable bonds, call risk should be moderate for the Total Bond Market Index Fund and very low for the other Funds.

The Total Bond Market Index Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund because it invests only a portion of its assets in mortgage-backed securities.

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The Total Bond Market Index Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

Each Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

The credit quality of each Fund is expected to be very high, and thus credit risk should be low.

To a limited extent, the Funds are exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes, each Fund uses index “sampling” techniques to select securities. Using computer programs, each Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Funds do not hold all of the securities included in their target indexes, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

Each Fund is subject to index sampling risk, which is the chance that the securities selected for a Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for each Fund should be low.

The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund’s target index, as of December 31, 2015.

	Number of	Number of Bonds
Vanguard Fund	Bonds Held	in Target Index
Total Bond Market Index Fund	7,860	9,681
Short-Term Bond Index Fund	2,239	2,965
Intermediate-Term Bond Index Fund	1,824	2,106
Long-Term Bond Index Fund	2,037	2,225

Types of bonds. The Total Bond Market Index Fund tracks the Barclays U.S. Aggregate Float Adjusted Index; the Short-Term, Intermediate-Term, and Long-Term Bond Index Funds track subsets of that Index. The Barclays U.S. Aggregate Float Adjusted Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

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As of December 31, 2015, each Fund was composed of the following types of bonds:

				International
	U.S.		Mortgage-	Dollar-
Vanguard Fund	Government	Corporate	Backed	Denominated	Other	Total
Total Bond Market
Index Fund	43.1%	29.7%	20.9%	6.0%	0.3%	100%
Short-Term Bond
Index Fund	66.3	26.5	—	7.1	0.1	100
Intermediate-Term
Bond Index Fund	53.5	39.8	—	6.6	0.1	100
Long-Term Bond
Index Fund	39.4	49.8	—	10.7	0.1	100

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments.

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Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

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Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

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Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of each Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

Each Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds

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holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, has managed the Intermediate-Term Bond Index Fund since 2008, and has managed the Total Bond Market Index Fund and co-managed the Short-Term Bond Index Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has worked in investment management since 2000, has been with Vanguard since 2004, has managed investment portfolios since 2007, and has co-managed the Short-Term Bond Index Fund since 2013. Education: B.A., Ji’Nan University, P.R. China; M.B.A., Drexel University.

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The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are

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converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand each Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Bond Market Index Fund’s Admiral Shares as an example. The Admiral Shares began fiscal year 2015 with a net asset value (share price) of $10.87 per share. During the year, each Admiral Share earned $0.263 from investment income (interest). There was a decline of $0.219 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.044 per share from investment operations.

Shareholders received $0.274 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.044 per share and distributions of $0.274 per share. This was a decrease of $0.23 per share (from $10.87 at the beginning of the year to $10.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.40% for the year.

As of December 31, 2015, the Admiral Shares had approximately $61 billion in net assets. For the year, the expense ratio was 0.06% ($0.60 per $1,000 of net assets), and the net investment income amounted to 2.44% of average net assets. The Fund sold and replaced securities valued at 84% of its net assets.

32

Total Bond Market Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.263	.278	.269	.296	.350
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.044	.617	(.235)	.452	.801
Distributions
Dividends from Net Investment Income	(.264)	(.278)	(.269)	(.296)	(.350)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.274)	(.307)	(.295)	(.362)	(.401)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return	0.40%	5.89%	–2.15%	4.15%	7.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60,783	$54,198	$33,450	$35,533	$31,366
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.44%	2.57%	2.49%	2.65%	3.24%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45, 49%, and 34% attributable to mortgage-dollar-roll activity.

33

Short-Term Bond Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.55
Investment Operations
Net Investment Income	.137	.126	.127	.164	.205
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	.117
Total from Investment Operations	.097	.131	.018	.216	.322
Distributions
Dividends from Net Investment Income	(.137)	(.126)	(.127)	(.164)	(.205)
Distributions from Realized Capital Gains	(.010)	(.015)	(.031)	(.032)	(.057)
Total Distributions	(.147)	(.141)	(.158)	(.196)	(.262)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Total Return	0.92%	1.26%	0.17%	2.05%	3.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,662	$13,212	$5,035	$4,401	$4,094
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.30%	1.20%	1.19%	1.54%	1.92%
Portfolio Turnover Rate[1]	52%	45%	50%	51%	67%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

34

Intermediate-Term Bond Index Fund Admiral Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.309	.327	.340	.381	.437
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	.432	.738
Total from Investment Operations	.147	.764	(.405)	.813	1.175
Distributions
Dividends from Net Investment Income	(.309)	(.327)	(.340)	(.381)	(.437)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(.242)	(.178)
Total Distributions	(.347)	(.394)	(.465)	(.623)	(.615)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Total Return	1.27%	6.96%	–3.45%	7.02%	10.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,061	$8,922	$5,320	$6,252	$5,320
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	2.69%	2.86%	2.94%	3.17%	3.76%
Portfolio Turnover Rate[1]	51%	60%	70%	65%	61%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

35

Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or the allocation of your contributions among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, an exchange, or a redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received or, if funded via ACH, credited to your account.

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

Your transaction will then be based on the next-determined net asset value (NAV) of the Fund‘s Admiral Shares. If your transaction request is received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

36

Earning Dividends

You generally begin earning dividends on the business day following your contribution trade date. You generally will continue earning dividends until the first business day following your exchange or redemption trade date.

Frequent-Trading Limitations

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading limitations do not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are subject to the limitations); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and transactions executed through the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Before making an exchange into another fund, it is important to read that fund’s prospectus. To obtain a copy, please contact Vanguard Participant Services toll-free at 800-523-1188.

37

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

No Cancellations

Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a Caller’s Authority

We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Portfolio Holdings

Please consult the Funds‘ Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

Additional Information

			Vanguard
		Newspaper	Fund	CUSIP
	Inception Date	Abbreviation	Number	Number
Total Bond Market Index Fund
Admiral Shares	11/12/2001	TotBdAdml	584	921937603
	(Investor Shares
12/11/1986)

Short-Term Bond Index Fund
Admiral Shares	11/12/2001	STBondAdml	5132	921937702
	(Investor Shares
	3/1/1994)
Intermediate-Term Bond Index Fund
Admiral Shares	11/12/2001	ITBondAdml	5314	921937801
	(Investor Shares
	3/1/1994)

39

Accessing Fund Information Online

Vanguard Online at Vanguard.com

Visit Vanguard’s education-oriented website for access to timely news and information about Vanguard funds and services and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Index Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Index Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Index Funds or any owners or purchasers of the Vanguard Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Index Funds or the owners of Vanguard Bond Index Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

40

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. 1–5 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

Barclays U.S. 5–10 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds with maturities of 5 to 10 years.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

41

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 1–5 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 5–10 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

42

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

43

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	To receive a free copy of the latest annual or semiannual
If you would like more information about Vanguard	reports or the SAI, or to request additional information
Bond Index Funds, the following documents are	about the Funds or other Vanguard funds, please visit
available free upon request:	vanguard.com or contact us as follows:

Annual/Semiannual Reports to Shareholders	The Vanguard Group
Additional information about the Funds’ investments is	Participant Services
available in the Funds’ annual and semiannual reports	P.O. Box 2900
to shareholders. In the annual reports, you will find a	Valley Forge, PA 19482-2900
discussion of the market conditions and investment	Telephone: 800-523-1188
strategies that significantly affected the Funds’	Text telephone for people with hearing impairment:
performance during their last fiscal year.	800-749-7273

Statement of Additional Information (SAI)	Information Provided by the Securities and
The SAI provides more detailed information about	Exchange Commission (SEC)
the Funds and is incorporated by reference into (and	You can review and copy information about the Funds
thus legally a part of) this prospectus.	(including the SAI) at the SEC’s Public Reference Room
in Washington, DC. To find out more about this public
service, call the SEC at 202-551-8090. Reports and
other information about the Funds are also available in
the EDGAR database on the SEC’s website at
www.sec.gov, or you can receive copies of this
information, for a fee, by electronic request at the
following email address: publicinfo@sec.gov, or by
writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-04681

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 584 042016

Vanguard Bond Index Funds
Prospectus

April 26, 2016

Institutional Shares & Institutional Plus Shares
Vanguard Total Bond Market Index Fund Institutional Shares (VBTIX)
Vanguard Total Bond Market Index Fund Institutional Plus Shares (VBMPX)
Vanguard Short-Term Bond Index Fund Institutional Shares (VBITX)
Vanguard Short-Term Bond Index Fund Institutional Plus Shares (VBIPX)
Vanguard Intermediate-Term Bond Index Fund Institutional Shares (VBIMX)
Vanguard Intermediate-Term Bond Index Fund Institutional Plus Shares (VBIUX)
Vanguard Long-Term Bond Index Fund Institutional Shares (VBLLX)
Vanguard Long-Term Bond Index Fund Institutional Plus Shares (VBLIX)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	39
Total Bond Market Index Fund	1	Investing With Vanguard	48
Short-Term Bond Index Fund	7	Purchasing Shares	48
Intermediate-Term Bond Index Fund	12	Converting Shares	52
Long-Term Bond Index Fund	17	Redeeming Shares	53
Investing in Index Funds	22	Exchanging Shares	56
More on the Funds	23	Frequent-Trading Limitations	57
The Funds and Vanguard	34	Other Rules You Should Know	59
Investment Advisor	35	Fund and Account Updates	62
Dividends, Capital Gains, and Taxes	36	Contacting Vanguard	64
Share Price	38	Additional Information	65
		Glossary of Investment Terms	67

Vanguard Total Bond Market Index Fund

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Fees	0.04%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.05%	0.04%

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$5	$16	$28	$64
Institutional Plus Shares	$4	$13	$23	$51

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

2

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

3

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The one-year return shown in the table for the Institutional Plus Shares reflects the Institutional Plus Shares’ historical return. The rest of the returns in the table for the Institutional Plus Shares are a blend of the performance of the Fund’s Institutional Shares prior to the inception date of the Institutional Plus Shares—February 5, 2010—and performance of the Institutional Plus Shares thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.41% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.42% (quarter ended June 30, 2013).

4

Average Annual Total Returns for Periods Ended December 31, 2015
	1 Year	5 Years	10 Years
Vanguard Total Bond Market Index Fund Institutional Shares
Return Before Taxes	0.41%	3.15%	4.50%
Return After Taxes on Distributions	–0.68	1.97	3.06
Return After Taxes on Distributions and Sale of Fund Shares	0.25	1.96	2.95
Vanguard Total Bond Market Index Fund Institutional Plus Shares
Return Before Taxes	0.42%	3.17%	4.51%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.52
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

5

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Vanguard Short-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Fees	0.05%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.06%	0.04%

7

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$6	$19	$34	$77
Institutional Plus Shares	$4	$13	$23	$51

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years and, as of December 31, 2015, was 2.8 years.

8

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

9

Annual Total Returns — Vanguard Short-Term Bond Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.02% (quarter ended March 31, 2015), and the lowest return for a quarter was –0.73% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
		Since
		Inception
		(Sep. 27,
	1 Year	2011)
Vanguard Short-Term Bond Index Fund Institutional Shares
Return Before Taxes	0.95%	1.17%
Return After Taxes on Distributions	0.35	0.55
Return After Taxes on Distributions and Sale of Fund Shares	0.56	0.67
Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	0.97%	1.25%
		Since
		Inception
		(Sep. 29,
	1 Year	2011)
Vanguard Short-Term Bond Index Fund Institutional Plus Shares
Return Before Taxes	0.97%	1.19%
Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	0.97%	1.25%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax

10

returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has co-managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

11

Vanguard Intermediate-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Fees	0.05%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.06%	0.04%

12

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$6	$19	$34	$77
Institutional Plus Shares	$4	$13	$23	$51

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 7.2 years.

13

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

14

Annual Total Returns — Vanguard Intermediate-Term Bond Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.87% (quarter ended December 31, 2008), and the lowest return for a quarter was –3.94% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Jan. 26,
	1 Year	5 Years	2006)
Vanguard Intermediate-Term Bond Index Fund
Institutional Shares
Return Before Taxes	1.31%	4.42%	5.60%
Return After Taxes on Distributions	0.04	2.92	3.96
Return After Taxes on Distributions and Sale of Fund Shares	0.81	2.92	3.79
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28%	4.45%	—%
Spliced Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28	4.45	5.52
Barclays U.S. 5-10 Year Gov/Credit Bond Index	1.28	4.44	5.52
		Since
		Inception
		(Nov. 30,
	1 Year	2011)
Vanguard Intermediate-Term Bond Index Fund
Institutional Plus Shares
Return Before Taxes	1.33%	3.31%
Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	1.28%	3.28%

15

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

16

Vanguard Long-Term Bond Index Fund

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Fees	0.05%	0.03%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.06%	0.04%

17

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$6	$19	$34	$77
Institutional Plus Shares	$4	$13	$23	$51

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Long Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of December 31, 2015, was 24.1 years.

18

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

19

Annual Total Returns — Vanguard Long-Term Bond Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.05% (quarter ended September 30, 2011), and the lowest return for a quarter was –7.77% (quarter ended June 30, 2015).

Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Feb. 2,
	1 Year	5 Years	2006)
Vanguard Long-Term Bond Index Fund
Institutional Shares
Return Before Taxes	–3.37%	6.95%	6.68%
Return After Taxes on Distributions	–5.11	5.02	4.71
Return After Taxes on Distributions and Sale of Fund Shares	–1.83	4.66	4.46
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31%	6.98%	—%
Spliced Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31	6.98	6.61
Barclays U.S. Long Gov/Credit Bond Index	–3.30	6.98	6.62
		Since
		Inception
		(Oct. 6,
	1 Year	2011)
Vanguard Long-Term Bond Index Fund
Institutional Plus Shares
Return Before Taxes	–3.35%	4.14%
Barclays U.S. Long Gov/Credit Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	–3.31%	4.04%

20

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares or Institutional Plus Shares is $5 million or $100 million, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

21

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

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More on the Funds

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. A separate prospectus offers the Funds’ Investor Shares, which have an investment minimum of $3,000, and Admiral™ Shares for the Total Bond Market Index, Short-Term Bond Index, and Intermediate-Term Bond Index Funds, which generally have an investment minimum of $10,000. Another prospectus offers Institutional Select Shares for the Total Bond Market Index Fund, which are generally for investors who invest a minimum of $3 billion. In addition, each Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

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The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds‘ board of trustees, which oversees each Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund‘s policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

Each Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

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Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

Each Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

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Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

Because each Fund invests only a portion of its assets in callable bonds, call risk should be moderate for the Total Bond Market Index Fund and very low for the other Funds.

The Total Bond Market Index Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund because it invests only a portion of its assets in mortgage-backed securities.

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The Total Bond Market Index Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

Each Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

The credit quality of each Fund is expected to be very high, and thus credit risk should be low.

To a limited extent, the Funds are exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

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Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes, each Fund uses index “sampling” techniques to select securities. Using computer programs, each Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Funds do not hold all of the securities included in their target indexes, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

Each Fund is subject to index sampling risk, which is the chance that the securities selected for a Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for each Fund should be low.

The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund’s target index, as of December 31, 2015.

	Number of	Number of Bonds
Vanguard Fund	Bonds Held	in Target Index
Total Bond Market Index Fund	7,860	9,681
Short-Term Bond Index Fund	2,239	2,965
Intermediate-Term Bond Index Fund	1,824	2,106
Long-Term Bond Index Fund	2,037	2,225

Types of bonds. The Total Bond Market Index Fund tracks the Barclays U.S. Aggregate Float Adjusted Index; the Short-Term, Intermediate-Term, and Long-Term Bond Index Funds track subsets of that Index. The Barclays U.S. Aggregate Float Adjusted Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

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As of December 31, 2015, each Fund was composed of the following types of bonds:

				International
	U.S.		Mortgage-	Dollar-
Vanguard Fund	Government	Corporate	Backed	Denominated	Other	Total
Total Bond Market
Index Fund	43.1%	29.7%	20.9%	6.0%	0.3%	100%
Short-Term Bond
Index Fund	66.3	26.5	—	7.1	0.1	100
Intermediate-Term
Bond Index Fund	53.5	39.8	—	6.6	0.1	100
Long-Term Bond
Index Fund	39.4	49.8	—	10.7	0.1	100

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments.

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Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

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Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

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Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of each Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

Each Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds

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holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, has managed the Intermediate-Term Bond Index Fund since 2008, and has managed the Total Bond Market Index Fund and co-managed the Short-Term Bond Index and Long-Term Bond Index Funds since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has worked in investment management since 2000, has been with Vanguard since 2004, has managed investment portfolios since 2007, and has co-managed the Short-Term Bond Index Fund since 2013. Education: B.A., Ji’Nan University, P.R. China; M.B.A., Drexel University.

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Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios since 2015, and has co-managed the Long-Term Bond Index Fund since 2015. Education: B.S., West Chester University; M.B.A., Drexel University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

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• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in

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Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

38

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Bond Market Index Fund’s Institutional Shares as
an example. The Institutional Shares began fiscal year 2015 with a net asset value
(share price) of $10.87 per share. During the year, each Institutional Share earned
$0.265 from investment income (interest). There was a decline of $0.219 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.046 per share from investment operations.

Shareholders received $0.276 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.046 per share and distributions of $0.276 per share. This was a decrease of $0.23 per share (from $10.87 at the beginning of the year to $10.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.41% for the year.

As of December 31, 2015, the Institutional Shares had approximately $29.1 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.45% of average net assets. The Fund sold and replaced securities valued at 84% of its net assets.

39

Total Bond Market Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.265	.279	.270	.299	.353
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.046	.618	(.234)	.455	.804
Distributions
Dividends from Net Investment Income	(.266)	(.279)	(.270)	(.299)	(.353)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.276)	(.308)	(.296)	(.365)	(.404)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return	0.41%	5.91%	–2.14%	4.18%	7.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,095	$27,103	$20,206	$22,494	$22,812
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average
Net Assets	2.45%	2.58%	2.50%	2.68%	3.27%
Portfolio Turnover Rate[1]	84% [2]	72% [2]	73%[2]	80%[2]	73%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

40

Total Bond Market Index Fund Institutional Plus Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.266	.280	.272	.301	.355
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.047	.619	(.232)	.457	.806
Distributions
Dividends from Net Investment Income	(.267)	(.280)	(.272)	(.301)	(.355)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.277)	(.309)	(.298)	(.367)	(.406)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return	0.42%	5.92%	–2.12%	4.20%	7.74%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,287	$22,254	$18,607	$16,294	$9,486
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average
Net Assets	2.46%	2.59%	2.52%	2.70%	3.29%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

41

Short-Term Bond Index Fund Institutional Shares

					Sept. 27,
					2011[1] to
		Year Ended December 31, Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.140	.130	.130	.167	.050
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	(.001)
Total from Investment Operations	.100	.135	.021	.219	.049
Distributions
Dividends from Net Investment Income	(.140)	(.130)	(.130)	(.167)	(.050)
Distributions from Realized Capital Gains	(.010)	(.015)	(.031)	(.032)	(.049)
Total Distributions	(.150)	(.145)	(.161)	(.199)	(.099)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Total Return	0.95%	1.29%	0.20%	2.08%	0.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,506	$4,505	$3,282	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.23%	1.22%	1.57%	1.96%[2]
Portfolio Turnover Rate[3]	52%	45%	50%	51%	67%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

42

Short-Term Bond Index Fund Institutional Plus Shares

					Sept. 29,
					2011[1] to
		Year Ended December 31, Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.48	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	.142	.132	.132	.169	.051
Net Realized and Unrealized Gain (Loss)
on Investments	(.040)	.005	(.109)	.052	(.001)
Total from Investment Operations	.102	.137	.023	.221	.050
Distributions
Dividends from Net Investment Income	(.142)	(.132)	(.132)	(.169)	(.051)
Distributions from Realized Capital Gains	(.010)	(.015)	(.031)	(.032)	(.049)
Total Distributions	(.152)	(.147)	(.163)	(.201)	(.100)
Net Asset Value, End of Period	$10.43	$10.48	$10.49	$10.63	$10.61
Total Return	0.97%	1.31%	0.22%	2.10%	0.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,502	$2,515	$1,868	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	1.35%	1.25%	1.24%	1.59%	1.98%[2]
Portfolio Turnover Rate[3]	52%	45%	50%	51%	67%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

43

Intermediate-Term Bond Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.21
Investment Operations
Net Investment Income	.313	.331	.344	.385	.442
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745)	.432	.738
Total from Investment Operations	.151	.768	(.401)	.817	1.180
Distributions
Dividends from Net Investment Income	(.313)	(.331)	(.344)	(.385)	(.442)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125)	(.242)	(.178)
Total Distributions	(.351)	(.398)	(.469)	(.627)	(.620)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Total Return	1.31%	6.99%	–3.42%	7.05%	10.78%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,399	$1,610	$1,172	$1,154	$689
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average
Net Assets	2.72%	2.89%	2.97%	3.20%	3.80%
Portfolio Turnover Rate[1]	51%	60%	70%	65%	61%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

44

Intermediate-Term Bond Index Fund Institutional Plus Shares

					Nov. 30,
		Year Ended December 31,			2011[1] to
					Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.46	$11.09	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.315	.333	.346	.388	.072
Net Realized and Unrealized Gain (Loss)
on Investments	(.162)	.437	(.745 )	.432	.178
Total from Investment Operations	.153	.770	(.399 )	.820	.250
Distributions
Dividends from Net Investment Income	(.315)	(.333)	(.346 )	(.388)	(.072)
Distributions from Realized Capital Gains	(.038)	(.067)	(.125 )	(.242)	(.138)
Total Distributions	(.353)	(.400)	(.471 )	(.630)	(.210)
Net Asset Value, End of Period	$11.26	$11.46	$11.09	$11.96	$11.77
Total Return	1.33%	7.01%	–3.40%	7.07%	1.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,057	$293	$216	$239	$107
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	2.74%	2.91%	2.99%	3.22%	3.82%[2]
Portfolio Turnover Rate[3]	51%	60%	70%	65%	61%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

45

Long-Term Bond Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$12.04
Investment Operations
Net Investment Income	.560	.573	.574	.589	.606
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	1.991
Total from Investment Operations	(.465)	2.426	(1.263)	1.180	2.597
Distributions
Dividends from Net Investment Income	(.560)	(.573)	(.574 )	(.589)	(.606 )
Distributions from Realized Capital Gains	(.035)	(.003)	(.023 )	(.231)	(.121 )
Total Distributions	(.595)	(.576)	(.597 )	(.820)	(.727 )
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Total Return	–3.37%	19.87%	–9.01%	8.63%	22.24%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,174	$2,283	$1,784	$1,576	$1,174
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.05%	4.23%	4.34%	4.13%	4.77%
Portfolio Turnover Rate[1]	42%	39%	50%	41%	45%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

46

Long-Term Bond Index Fund Institutional Plus Shares

					Oct. 6,
		Year Ended December 31,			2011[1] to
					Dec. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.26	$12.41	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	.563	.576	.577	.592	.152
Net Realized and Unrealized Gain (Loss)
on Investments	(1.025)	1.853	(1.837)	.591	.341
Total from Investment Operations	(.462)	2.429	(1.260)	1.183	.493
Distributions
Dividends from Net Investment Income	(.563)	(.576)	(.577)	(.592)	(.152)
Distributions from Realized Capital Gains	(.035)	(.003)	(.023)	(.231)	(.121)
Total Distributions	(.598)	(.579)	(.600)	(.823)	(.273)
Net Asset Value, End of Period	$13.20	$14.26	$12.41	$14.27	$13.91
Total Return	–3.35%	19.89%	–8.99%	8.65%	3.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,533	$2,571	$1,444	$424	$440
Ratio of Total Expenses to Average Net Assets	0.04%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	4.07%	4.25%	4.36%	4.15%	4.79%[2]
Portfolio Turnover Rate[3]	42%	39%	50%	41%	45%
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

47

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares and Institutional Plus Shares To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$100 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

48

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See

Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

Transaction Fees on Purchases

Each Fund reserves the right to charge the following transaction fees to investors whose aggregate share purchases into the Fund equal or exceed the following amounts:

Vanguard Fund	Transaction Fee	Aggregate Purchases
Total Bond Market Index Fund	0.25%	Over $500 million
Short-Term Bond Index Fund	0.15	Over $200 million
Intermediate-Term Bond Index Fund	0.25	Over $100 million
Long-Term Bond Index Fund	0.50	Over $100 million

Each Fund may impose these transaction fees if an investor’s aggregate purchases into a Fund over a 12-month period exceed, or are expected to exceed, the indicated amounts upon notice to the client in conjunction with a purchase that triggers application of the fees. The fees will be assessed only if the client elects to proceed with the purchase. Generally, these fees will not apply to transactions coordinated in advance between a client and Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank

49

transfer on a regular schedule (Automatic Investment Plan) or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check or by utilizing our mobile application if you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for Funds and share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

50

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be the date you selected for withdrawal of funds from your designated bank account. Your bank account generally will be debited on the business day after your trade date. If the date you selected for withdrawal of funds from your bank account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your designated bank account falls on the last business day of the year, your trade date will be the first business day of the following year. Please note that if you select the first of the month for automated withdrawals from your designated bank account, trades designated for January 1 will receive the next business day’s trade date.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date. When buying money market fund shares through a federal funds wire on a business day, however, you generally can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

51

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares or Institutional Plus Shares

You are eligible for a self-directed conversion from another share class to Institutional Shares or Institutional Plus Shares of the same Fund, provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares or Institutional Plus Shares will not be automatically converted.

Conversions to Institutional Select Shares

You are eligible for a self-directed conversion from another share class to Institutional Select Shares of the same Fund (if available), provided that your account meets all

52

eligibility requirements. You may request a conversion through our website (if you are registered for online access), through a trading platform, by mail, or by telephone. Accounts that qualify for Institutional Select Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

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By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you selected for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you selected for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date

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generally will be the previous business day. For retirement accounts, if the date you selected for withdrawal of funds from your Vanguard account falls on the last day of the year and if that date is a holiday, your trade date will be the first business day of the following year. Please note that if you designate the first of the month for automated withdrawals, trades designated for January 1 will receive the next business day’s trade date.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally will continue earning dividends until the first business day following your trade date.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

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Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade

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date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.

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  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.
  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Transactions executed through the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we

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detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

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Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.
  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).
  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

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Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

Each Fund reserves the right to convert an investor’s Institutional Shares or Institutional Plus Shares to another share class, as appropriate, if the investor’s fund

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account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

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Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. We will send (or provide through our website, whichever you prefer) tax forms for each calendar year early in the following year. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Bond Index Funds twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Funds‘ Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

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Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions and Intermediaries)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

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Additional Information

			Vanguard
		Newspaper	Fund	CUSIP
	Inception Date	Abbreviation	Number	Number
Total Bond Market Index Fund
Institutional Shares	9/18/1995	TotBdInst	222	921937504
Institutional Plus Shares	2/5/2010	TotBdInstPl	850	921937785
Short-Term Bond Index Fund
Institutional Shares	9/27/2011	STBondInstl	732	921937777
Institutional Plus Shares	9/29/2011 STBondInstlPl		733	921937769
Intermediate-Term Bond Index Fund
Institutional Shares	1/26/2006	ITBondInstl	504	921937884
Institutional Plus Shares	11/30/2011	ITBondInstPl	1874	921937751
Long-Term Bond Index Fund
Institutional Shares	2/2/2006	LTBondInstl	545	921937876
Institutional Plus Shares	10/6/2011	LTBondInstPl	1872	921937744

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CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Index Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Index Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Index Funds or any owners or purchasers of the Vanguard Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Index Funds or the owners of Vanguard Bond Index Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

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Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. 5–10 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds with maturities of 5 to 10 years.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Barclays U.S. Long Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 10 years or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

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Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 5–10 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. Long Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

68

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

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For More Information	If you are a client of Vanguard’s Institutional Division:
If you would like more information about Vanguard	The Vanguard Group
Bond Index Funds, the following documents are	Institutional Investor Information Department
available free upon request:	P.O. Box 2900
Valley Forge, PA 19482-2900
Annual/Semiannual Reports to Shareholders
Telephone: 888-809-8102; Text telephone for people
Additional information about the Funds’ investments is
with hearing impairment: 800-749-7273
available in the Funds’ annual and semiannual reports
to shareholders. In the annual reports, you will find a	If you are a current Vanguard shareholder and would
discussion of the market conditions and investment	like information about your account, account
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performance during their last fiscal year.
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The SAI provides more detailed information about the	with hearing impairment: 800-749-7273
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Information Provided by the Securities and
legally a part of) this prospectus.
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To receive a free copy of the latest annual or semiannual	You can review and copy information about the Funds
reports or the SAI, or to request additional information	(including the SAI) at the SEC’s Public Reference Room
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If you are an individual investor:
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The Vanguard Group
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following email address: publicinfo@sec.gov, or by
Valley Forge, PA 19482-2900
writing the Public Reference Section, Securities and
Telephone: 800-662-7447; Text telephone for people
Exchange Commission, Washington, DC 20549-1520.
with hearing impairment: 800-749-7273
Funds’ Investment Company Act file number: 811-04681

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Vanguard Marketing Corporation, Distributor.

I 0504 042016

Vanguard Total Bond Market Index Fund
Prospectus

April 26, 2016

Institutional Select Shares
Vanguard Total Bond Market Index Fund Institutional Select Shares (VTBSX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	24
Investing in Index Funds	6	Purchasing Shares	25
More on the Fund	7	Converting Shares	27
The Fund and Vanguard	17	Redeeming Shares	28
Investment Advisor	18	Plan Participant Transactions	31
Dividends, Capital Gains, and Taxes	19	Exchanging Shares	32
Share Price	21	Frequent-Trading Limitations	33
Financial Highlights	22	Other Rules You Should Know	36
		Fund and Account Updates	39
		Contacting Vanguard	41
		Additional Information	42
		Glossary of Investment Terms	43

Fund Summary

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Select Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.01%

1 The expense information shown in the table reflects estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Select Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$1	$3

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above

2

the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Because the Fund’s Institutional Select Shares have not yet begun operations, the information presented in the bar chart and table reflects the performance of the Institutional Shares of Vanguard Total Bond Market Index Fund. (Institutional Shares are offered through a separate prospectus.) Performance of the Fund’s Institutional Select Shares would be substantially similar to that of the Institutional Shares because both share classes constitute an investment in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the two share classes differ. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown.

3

The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund’s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. The Spliced Barclays U.S. Aggregate Float Adjusted Index reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Total Bond Market Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.41% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.42% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015

	1 Year	5 Years	10 Years
Vanguard Total Bond Market Index Fund Institutional Shares
Return Before Taxes	0.41%	3.15%	4.50%
Return After Taxes on Distributions	–0.68	1.97	3.06
Return After Taxes on Distributions and Sale of Fund Shares	0.25	1.96	2.95
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.52
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.51

4

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

Institutional clients (such as defined contribution or benefit plans, endowments, foundations, and 529 plans) may purchase or redeem shares online (if you are registered for online access); through a trading platform; by mail (Vanguard, P.O. Box 1101, Valley Forge, PA 19482-1101); or by telephone (800-523-1036). The minimum investment amount required to open and maintain a Fund account for Institutional Select Shares is generally $3 billion. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as a 401(k) plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

6

More on the Fund

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Select Shares, which are generally for investors who invest a minimum of $3 billion. A separate prospectus offers the Fund’s Investor Shares and Admiral™ Shares, which generally have investment minimums of $3,000 and $10,000, respectively. Another prospectus offers the Fund’s Institutional Shares and Institutional Plus Shares, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. In addition, the Fund issues an exchange-traded class of shares (ETF Shares), which are also offered through a separate prospectus.

All share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

7

The following sections explain the principal investment strategies and policies that the Fund uses in pursuit of its objective. The Fund‘s board of trustees, which oversees the Fund‘s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund‘s policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

8

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

The Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund‘s monthly income to fluctuate accordingly.

9

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

Because the Fund invests only a portion of its assets in callable bonds, call risk should be moderate for the Fund.

The Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund because it invests only a portion of its assets in mortgage-backed securities.

10

The Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

The credit quality of the Fund is expected to be very high, and thus credit risk should be low.

To a limited extent, the Fund is exposed to event risk, which is the chance that corporate fixed income securities held by the Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

11

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in its target index, the Fund uses index “sampling” techniques to select securities. Using computer programs, the Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Fund does not hold all of the securities included in its target index, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

The number of bonds held by the Fund and the number of bonds in the Fund’s target index were 7,860 and 9,681, respectively, as of December 31, 2015.

Types of bonds. The Fund tracks the Barclays U.S. Aggregate Float Adjusted Index. The Barclays U.S. Aggregate Float Adjusted Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

As of December 31, 2015, the Fund was composed of the following types of bonds:

			International
U.S.		Mortgage-	Dollar-
Government	Corporate	Backed	Denominated	Other	Total

43.1%	29.7%	20.9%	6.0%	0.3%	100%

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government

12

agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). The Fund expects to purchase only investment-grade corporate bonds.

• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that the Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect

13

the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

The Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of the Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target index. Subject to the same 20% limit, the Fund may also purchase other investments that are outside of its target index or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Fund may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are

14

purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of the Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

The Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

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Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

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Each Vanguard fund (other than money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other

17

than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

The manager primarily responsible for the day-to-day management of the Fund is:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

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Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. The Fund’s income dividends generally are declared daily and distributed monthly; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all of your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

  A sale or exchange of Fund shares is a taxable event. This means that you may have capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

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Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as a 401(k) plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number.
  Certify that the taxpayer identification number is correct.
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the Non-U.S. Investors page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If an income dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Fund does not sell or redeem shares. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Institutional Shares’ financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Note: This prospectus offers the Fund’s Institutional Select Shares. Information for the Fund’s Institutional Shares is shown here because the Fund’s Institutional Select Shares have not begun operations and therefore have no financial highlights information for the periods shown. However, both share classes invest in the same portfolio of securities and will have the same financial performance, except to the extent that their operating expenses differ.

Plain Talk About How to Read the Financial Highlights Table

The Institutional Shares began fiscal year 2015 with a net asset value (share price)
of $10.87 per share. During the year, each Institutional Share earned $0.265 from investment income (interest). There was a decline of $0.219 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.046 per share from investment operations.

Shareholders received $0.276 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $10.64, reflecting earnings of $0.046 per share and distributions of $0.276 per share. This was a decrease of $0.23 per share (from $10.87 at the beginning of the year to $10.64 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.41% for the year.

As of December 31, 2015, the Institutional Shares had approximately $29.1 billion in net assets. For the year, the expense ratio was 0.05% ($0.50 per $1,000 of net assets), and the net investment income amounted to 2.45% of average net assets. The Fund sold and replaced securities valued at 84% of its net assets.

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Total Bond Market Index Fund Institutional Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.87	$10.56	$11.09	$11.00	$10.60
Investment Operations
Net Investment Income	.265	.279	.270	.299	.353
Net Realized and Unrealized Gain (Loss)
on Investments	(.219)	.339	(.504)	.156	.451
Total from Investment Operations	.046	.618	(.234)	.455	.804
Distributions
Dividends from Net Investment Income	(.266)	(.279)	(.270)	(.299)	(.353)
Distributions from Realized Capital Gains	(.010)	(.029)	(.026)	(.066)	(.051)
Total Distributions	(.276)	(.308)	(.296)	(.365)	(.404)
Net Asset Value, End of Period	$10.64	$10.87	$10.56	$11.09	$11.00
Total Return	0.41%	5.91%	–2.14%	4.18%	7.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29,095	$27,103	$20,206	$22,494	$22,812
Ratio of Total Expenses to Average Net Assets	0.05%	0.06%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to Average
Net Assets	2.45%	2.58%	2.50%	2.68%	3.27%
Portfolio Turnover Rate[1]	84% [2]	72% [2]	73%[2]	80%[2]	73%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held through a Vanguard brokerage account), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See

Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a corporate account and offer six funds in a defined contribution plan account, you have two fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

For Plan Participants

If Institutional Select Shares of the Fund are an investment option in your retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option. If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to plan participant transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or the allocation of your contributions among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

See Plan Participant Transactions.

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Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Select Shares

To open and maintain an account. Generally $3 billion. Available only to institutional clients (such as defined contribution or benefit plans, endowments, foundations, and 529 plans).

Investment minimums may differ for a Vanguard collective investment trust with a similar mandate.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

New clients interested in purchasing Institutional Select Shares in a fund account should contact their Vanguard Sales Executive or call 800-523-1036.

Existing clients interested in purchasing additional shares or exchanging shares may make a request by contacting their Vanguard Relationship Manager, submitting a request through a trading platform, or making a request by mail (Vanguard, P.O. Box 1101, Valley Forge, PA 19482-1101).

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating separate accounts within the same Fund. This aggregation policy does not apply to financial intermediaries.

Vanguard may charge additional recordkeeping fees for institutional clients whose accounts are recordkept by Vanguard. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

To add to an existing account. Generally $1.

Transaction Fees on Purchases

The Fund reserves the right to charge a 0.25% transaction fee to investors whose aggregate share purchases into the Fund exceed $500 million. The Fund may impose this transaction fee if an investor’s aggregate purchases into the Fund over a 12-month period exceed, or are expected to exceed, the indicated amount upon notice to the client in conjunction with a purchase that triggers application of the fee. The fee will be

25

assessed only if the client elects to proceed with the purchase. Generally, this fee will not apply to transactions coordinated in advance between a client and Vanguard.

How to Pay for a Purchase

By electronic bank transfer or wire. You may purchase Institutional Select Shares by an electronic bank transfer or by wire. Wiring instructions vary for different types of purchases. Please contact your Vanguard Relationship Manager or Vanguard Sales Executive for instructions and policies on purchasing shares by wire. See

Contacting Vanguard.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See

Exchanging Shares.

Your purchase or exchange request can be initiated online (if you are registered for online access), by telephone, or by mail. All new and existing clients are encouraged to contact their Vanguard Relationship Manager or Vanguard Sales Executive to discuss options for purchasing or exchanging shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the net asset value (NAV) as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds

26

into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally begin earning dividends on the business day following your trade date (or your contribution trade date for plan participants). When buying money market fund shares through a federal funds wire on a business day, however, you generally can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund).

Other Purchase Rules You Should Know

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion

27

may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs of the two share classes.

Vanguard will not accept your request to cancel any self-directed conversion request once processing has begun. Please be careful when placing a conversion request.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Select Shares

You are eligible for a self-directed conversion from another share class to Institutional Select Shares of the same Fund (if available), provided that your account meets all eligibility requirements. You may request a conversion through our website (if you are registered for online access), through a trading platform, by mail, or by telephone. Accounts that qualify for Institutional Select Shares will not be automatically converted.

Mandatory Conversions to Another Share Class

If an account no longer meets the balance requirements for a share class, Vanguard may automatically convert the shares in the account to another share class, as appropriate. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

28

Online. You may request a redemption of shares or request an exchange through our website if you are registered for online access. In addition, clients may also process redemption requests through a trading platform.

By telephone. You may call your Vanguard Relationship Manager or Vanguard Client Account Manager to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds to a designated bank account.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

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• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Earning Dividends

You generally will continue earning dividends until the first business day following your redemption or exchange trade date.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic

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bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Plan Participant Transactions

Plan participant transaction requests (e.g., a contribution, an exchange, or a redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received or, if funded via ACH, credited to your account.

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

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Your transaction will then be based on the next-determined NAV of the Fund’s Institutional Select Shares. If your transaction request is received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Plan participants should consider the following before making an exchange to or from another fund available in your plan:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Before making an exchange into another fund, it is important to read that fund’s prospectus. To obtain a copy, please contact Vanguard Participant Services toll-free at 800-523-1188.

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Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30 calendar days (60 calendar days for participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

  Purchases of shares with reinvested dividend or capital gains distributions.
  Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Discretionary transactions through Vanguard Asset Management Services™, Vanguard Personal Advisor Services®, and Vanguard Institutional Advisory Services®.

  Redemptions of shares to pay fund or account fees.
  Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard or through a Vanguard brokerage account. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

  Transfers and reregistrations of shares within the same fund.
  Purchases of shares by asset transfer or direct rollover.
  Conversions of shares from one share class to another in the same fund.
  Checkwriting redemptions.
  Section 529 college savings plans.
  Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

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For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

  Purchases of shares with reinvested dividend or capital gains distributions.
  Distributions, loans, and in-service withdrawals from a plan.
  Redemptions of shares as part of a plan termination or at the direction of the plan.
  Transactions executed through the Vanguard Managed Account Program.
  Redemptions of shares to pay fund or account fees.
  Share or asset transfers or rollovers.
  Reregistrations of shares.
  Conversions of shares from one share class to another in the same fund.
  Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund), you must wait 60 calendar days (30 calendar days for investors other than participants in employer-sponsored defined contribution plans recordkept directly by Vanguard) before exchanging back into the fund. This policy applies regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Plans for which Vanguard does not serve as recordkeeper. If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional

34

purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess these fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

35

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under “Account Maintenance.” You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

  Include the fund name and account number.
  Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally include:

  An original signature and date from the authorized person(s).
  Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

Written instructions are acceptable when a Vanguard form is not applicable. The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and

Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

37

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Select Shares to another share class, as appropriate, if the fund account balance falls below the account minimum for any reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter,

38

impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. If you prefer, you may request to receive monthly portfolio summaries. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

39

Tax Information Statements

For many accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. We will send (or provide through our website, whichever you prefer) tax forms for each calendar year early in the following year. For taxable accounts, these forms will generally report the previous year‘s dividends, capital gains distributions, and proceeds from the sale of shares. For 401(k) plans and other retirement plans and accounts, these forms will generally report distributions from those accounts during the previous year. Registered users of vanguard.com can also view these forms through our website. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard Total Bond Market Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

  Performance assessments and comparisons with industry benchmarks.
  Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund‘s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
Toll-free, 24 hours a day, 7 days a week
Client Services 800-662-2739	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)
Institutional Division	For information and services for large institutional investors
888-809-8102
Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for financial
Trading Support 800-669-0498	intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions and Intermediaries)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight Mail	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

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Additional Information

			Vanguard
		Newspaper	Fund	CUSIP
	Inception Date	Abbreviation	Number	Number
Total Bond Market Index Fund
Institutional Select Shares	—	VanTBdMIxInsSel	1884	921937660
	(Institutional
Shares
	9/18/1995)

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Total Bond Market Index Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Total Bond Market Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Total Bond Market Index Fund particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Total Bond Market Index Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Total Bond Market Index Fund is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Total Bond Market Index Fund or any owners or purchasers of the Vanguard Total Bond Market Index Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Total Bond Market Index Fund or the owners of Vanguard Total Bond Market Index Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Total Bond Market Index Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Total Bond Market Index Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD TOTAL BOND MARKET INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

42

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

43

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information	If you are a current Vanguard shareholder and would
If you would like more information about Vanguard	like information about your account, account
Total Bond Market Index Fund, the following	transactions, and/or account statements, please call:
documents are available free upon request:
Client Services Department
Annual/Semiannual Reports to Shareholders	Telephone: 800-662-2739; Text telephone for people
Additional information about the Fund’s investments is	with hearing impairment: 800-749-7273
available in the Fund’s annual and semiannual reports
Information Provided by the Securities and
to shareholders. In the annual report, you will find a
Exchange Commission (SEC)
discussion of the market conditions and investment
You can review and copy information about the Fund
strategies that significantly affected the Fund’s
(including the SAI) at the SEC’s Public Reference Room
performance during its last fiscal year.
in Washington, DC. To find out more about this public
Statement of Additional Information (SAI)	service, call the SEC at 202-551-8090. Reports and
The SAI provides more detailed information about the Fund	other information about the Fund are also available in
and is incorporated by reference into (and thus legally	the EDGAR database on the SEC’s website at
a part of) this prospectus.	www.sec.gov, or you can receive copies of this
information, for a fee, by electronic request at the
To receive a free copy of the latest annual or semiannual
following email address: publicinfo@sec.gov, or by
report or the SAI, or to request additional information about writing the Public Reference Section, Securities and
the Fund or other Vanguard funds, please visit
Exchange Commission, Washington, DC 20549-1520.
vanguard.com or contact us as follows:
Fund’s Investment Company Act file number: 811-04681
If you are a client of Vanguard’s Institutional Division:
The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102; Text telephone for people
with hearing impairment: 800-749-7273

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I 1884 042016

Vanguard Bond ETFs®
Prospectus

April 26, 2016

Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca

Vanguard Total Bond Market Index Fund ETF Shares (BND)
Vanguard Short-Term Bond Index Fund ETF Shares (BSV)
Vanguard Intermediate-Term Bond Index Fund ETF Shares (BIV)
Vanguard Long-Term Bond Index Fund ETF Shares (BLV)

This prospectus contains financial data for the Funds through the fiscal year ended December 31, 2015.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard ETF Summaries		More on the Funds and ETF Shares	28
Total Bond Market ETF	1	The Funds and Vanguard	40
Short-Term Bond ETF	7	Investment Advisor	40
Intermediate-Term Bond ETF	13	Dividends, Capital Gains, and Taxes	41
Long-Term Bond ETF	19	Share Price and Market Price	43
Investing in Vanguard ETF Shares	25	Additional Information	44
Investing in Index Funds	27	Financial Highlights	45
		Glossary of Investment Terms	51

Vanguard Total Bond Market ETF

Investment Objective

The Fund seeks to track the performance of a broad, market-weighted bond index.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.04%
12b-1 Distribution Fee		None
Other Expenses		0.02%
Total Annual Fund Operating Expenses		0.06%

1

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$19	$34	$77

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 8.0 years.

2

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk should be moderate for the Fund because it invests only a portion of its assets in callable bonds.

• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund.

• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. Extension risk is generally moderate for intermediate-term bond funds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

3

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

4

Annual Total Returns — Vanguard Total Bond Market Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.39% (quarter ended December 31, 2008), and the lowest return for a quarter was –2.42% (quarter ended June 30, 2013).

Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Apr. 3,
	1 Year	5 Years	2007)
Vanguard Total Bond Market Index Fund ETF Shares
Based on NAV
Return Before Taxes	0.39%	3.13%	4.43%
Return After Taxes on Distributions	–0.69	1.96	3.11
Return After Taxes on Distributions and Sale of Fund Shares	0.24	1.95	2.94
Based on Market Price
Return Before Taxes	0.49	3.15	4.45
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Aggregate Float Adjusted Index	0.44%	3.25%	—%
Spliced Barclays U.S. Aggregate Float Adjusted Index	0.44	3.25	4.50
Barclays U.S. Aggregate Bond Index	0.55	3.25	4.49

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

5

Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

6

Vanguard Short-Term Bond ETF

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.08%
12b-1 Distribution Fee		None
Other Expenses		0.01%
Total Annual Fund Operating Expenses		0.09%

7

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years and, as of December 31, 2015, was 2.8 years.

8

Principal Risks

The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for the Fund because it invests primarily in short-term bonds, whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

9

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Short-Term Bond Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.72% (quarter ended December 31, 2008), and the lowest return for a quarter was –1.06% (quarter ended June 30, 2008).

10

Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Apr. 3,
	1 Year	5 Years	2007)
Vanguard Short-Term Bond Index Fund ETF Shares
Based on NAV
Return Before Taxes	0.92%	1.49%	3.08%
Return After Taxes on Distributions	0.33	0.87	2.22
Return After Taxes on Distributions and Sale of Fund Shares	0.54	0.92	2.08
Based on Market Price
Return Before Taxes	0.91	1.48	3.08
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97%	1.61%	—%
Spliced Barclays U.S. 1-5 Year Gov/Credit Float Adjusted Index	0.97	1.61	3.14
Barclays U.S. 1-5 Year Gov/Credit Bond Index	0.97	1.61	3.13

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has co-managed the Fund since 2013.

11

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

12

Vanguard Intermediate-Term Bond ETF

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.08%
12b-1 Distribution Fee		None
Other Expenses		0.01%
Total Annual Fund Operating Expenses		0.09%

13

Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of December 31, 2015, was 7.2 years.

14

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

15

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Intermediate-Term Bond Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.94% (quarter ended December 31, 2008), and the lowest return for a quarter was –3.90% (quarter ended June 30, 2013).

16

Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Apr. 3,
	1 Year	5 Years	2007)
Vanguard Intermediate-Term Bond Index Fund ETF Shares
Based on NAV
Return Before Taxes	1.23%	4.37%	5.63%
Return After Taxes on Distributions	0.00	2.89	4.08
Return After Taxes on Distributions and Sale of Fund Shares	0.77	2.89	3.86
Based on Market Price
Return Before Taxes	1.13	4.41	5.64
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28%	4.45%	—%
Spliced Barclays U.S. 5-10 Year Gov/Credit Float Adjusted Index	1.28	4.45	5.61
Barclays U.S. 5-10 Year Gov/Credit Bond Index	1.28	4.44	5.61

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since 2008.

17

Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

18

Vanguard Long-Term Bond ETF

Investment Objective

The Fund seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold ETF Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None through Vanguard
	(Broker fees vary)
Transaction Fee on Reinvested Dividends	None through Vanguard
	(Broker fees vary)

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.08%
12b-1 Distribution Fee		None
Other Expenses		0.01%
Total Annual Fund Operating Expenses		0.09%

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Example

The following example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9	$29	$51	$115

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Barclays U.S. Long Government/Credit Float Adjusted Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and at least 80% of the Fund’s assets will be invested in bonds held in the Index. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of December 31, 2015, was 24.1 years.

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Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be high for the Fund because it invests primarily in long-term bonds, whose prices are more sensitive to interest rate changes than are the prices of shorter-term bonds.

• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk should be low for the Fund because it invests primarily in long-term bonds.

• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Fund because it purchases only bonds that are of investment-grade quality.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Because ETF Shares are traded on an exchange, they are subject to additional risks:

• The Fund’s ETF Shares are listed for trading on NYSE Arca and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

• Although the Fund’s ETF Shares are listed for trading on NYSE Arca, it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from NYSE Arca without first being listed on another exchange or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Long-Term Bond Index Fund ETF Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.94% (quarter ended September 30, 2011), and the lowest return for a quarter was –7.71% (quarter ended June 30, 2015).

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Average Annual Total Returns for Periods Ended December 31, 2015
			Since
			Inception
			(Apr. 3,
	1 Year	5 Years	2007)
Vanguard Long-Term Bond Index Fund ETF Shares
Based on NAV
Return Before Taxes	–3.45%	6.90%	6.97%
Return After Taxes on Distributions	–5.14	5.00	5.05
Return After Taxes on Distributions and Sale of Fund Shares	–1.88	4.63	4.72
Based on Market Price
Return Before Taxes	–4.01	6.81	6.96
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31%	6.98%	—%
Spliced Barclays U.S. Long Gov/Credit Float Adjusted Index	–3.31	6.98	6.97
Barclays U.S. Long Gov/Credit Bond Index	–3.30	6.98	6.96

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has co-managed the Fund since 2013.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has co-managed the Fund since 2015.

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Purchase and Sale of Fund Shares

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for baskets of securities. For this Fund, the number of ETF Shares in a Creation Unit is 100,000.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Investing in Vanguard ETF® Shares

What Are Vanguard ETF Shares?

Vanguard ETF Shares are an exchange-traded class of shares issued by certain Vanguard mutual funds. ETF Shares represent an interest in the portfolio of stocks or bonds held by the issuing fund. The following ETF Shares are offered through this prospectus:

Vanguard Fund	Vanguard ETF Shares	Seeks to Track
Total Bond Market Index Fund	Total Bond Market ETF	The overall taxable U.S.
bond market
Short-Term Bond Index Fund	Short-Term Bond ETF	Short-term U.S. bonds
Intermediate-Term Bond Index Fund	Intermediate-Term Bond ETF	Intermediate-term U.S. bonds
Long-Term Bond Index Fund	Long-Term Bond ETF	Long-term U.S. bonds

In addition to ETF Shares, each Fund offers three or more conventional (not exchange-traded) classes of shares. This prospectus, however, relates only to ETF Shares.

How Are Vanguard ETF Shares Different From Conventional Mutual Fund Shares?

Conventional mutual fund shares can be directly purchased from and redeemed with the issuing fund for cash at the net asset value (NAV), typically calculated once a day. ETF Shares, by contrast, cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Rather, ETF Shares can only be purchased or redeemed by or through certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, usually in exchange for baskets of securities and not for cash (although some funds issue and redeem Creation Units in exchange for cash or a combination of cash and securities).

An organized secondary trading market is expected to exist for ETF Shares, unlike conventional mutual fund shares, because ETF Shares are listed for trading on a national securities exchange. Investors can purchase and sell ETF Shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day based on the supply of and demand for ETF Shares and on changes in the prices of the fund’s portfolio holdings.

The market price of a fund’s ETF Shares typically will differ somewhat from the NAV of those shares. The difference between market price and NAV is expected to be small most of the time, but in times of market disruption or extreme market volatility, the difference may become significant.

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How Do I Buy and Sell Vanguard ETF Shares?

ETF Shares of the Funds are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. You will also incur the cost of the “bid-ask spread,” which is the difference between the price a dealer will pay for a security and the somewhat higher price at which the dealer will sell the same security. Because secondary-market transactions occur at market prices, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares and receive more or less than NAV when you sell those shares. In times of severe market disruption, the bid-ask spread and premiums/ discounts can increase significantly. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.

Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is a group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds. The index sponsor determines the securities to include in the index, the weighting of each security in the index, and the appropriate time to make changes to the composition of the index. One cannot invest directly in an index.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund generally does not perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore they will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus dealer markups and other transaction costs—to a minimum compared with actively managed funds.

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More on the Funds and ETF Shares

This prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ ETF Shares, an exchange-traded class of shares. A separate prospectus offers the Funds’ Investor Shares, which have an investment minimum of $3,000, as well as AdmiralTM Shares for the Total Bond Market Index, Short-Term Bond Index, and Intermediate-Term Bond Index Funds, which generally have an investment minimum of $10,000. Another prospectus offers Institutional Shares and Institutional Plus Shares of the Funds, which are generally for investors who invest a minimum of $5 million or $100 million, respectively. In addition, the Total Bond Market Index Fund offers Institutional Select Shares, which are generally for investors who invest a minimum of $3 billion.

All share classes offered by a Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

A Note to Investors

Vanguard ETF Shares can be purchased directly from the issuing Fund only by authorized broker-dealers in exchange for a basket of securities (or, in some cases, for cash or a combination of cash and securities) that is expected to be worth several million dollars. Most individual investors, therefore, will not be able to purchase ETF Shares directly from the Fund. Instead, these investors will purchase ETF Shares on the secondary market with the assistance of a broker.

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Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund‘s performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its objective. The Funds’ board of trustees, which oversees each Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Each Fund’s policy of investing at least 80% of its assets in bonds that are part of the target index may be changed only upon 60 days’ notice to shareholders.

Market Exposure

Each Fund is subject to interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

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How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon rate.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 4%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities, delaying a fund’s ability to reinvest proceeds at higher interest rates.

Changes in interest rates can affect bond income as well as bond prices.

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Each Fund is subject to income risk, which is the chance that the Fund‘s income will decline because of falling interest rates. A fund‘s income declines when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower-yielding bonds. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Although falling interest rates tend to strengthen bond prices, they can cause other sorts of problems for bond fund investors—bond calls and prepayments.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.

Because each Fund invests only a portion of its assets in callable bonds, call risk should be moderate for the Total Bond Market Index Fund and very low for the other Funds.

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The Total Bond Market Index Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund‘s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Prepayment risk is moderate for the Fund because it invests only a portion of its assets in mortgage-backed securities.

The Total Bond Market Index Fund is subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will prepay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Fund and delay the Fund’s ability to reinvest proceeds at higher interest rates. Extension risk is generally moderate for intermediate-term bond funds.

Each Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one or more of the nationally recognized statistical rating organizations (for example,
Moody‘s Investors Service, Inc. (Moody’s) or Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor. The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-
grade if warranted by the advisor’s analysis.

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The credit quality of each Fund is expected to be very high, and thus credit risk should be low.

To a limited extent, the Funds are exposed to event risk, which is the chance that corporate fixed income securities held by a Fund may suffer a substantial decline in credit quality and market value because of a restructuring of the companies that issued the securities or because of other factors negatively affecting the issuers.

Security Selection

Index sampling strategy. Because it would be very expensive and inefficient to buy and sell all securities held in their target indexes, each Fund uses index “sampling” techniques to select securities. Using computer programs, each Fund’s advisor generally selects a representative sample of securities that approximates the full target index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, each Fund keeps industry sector and subsector exposure within tight boundaries relative to its target index. Because the Funds do not hold all of the securities included in their target indexes, some of the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with the target indexes. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified credit exposure in the portfolio.

Each Fund is subject to index sampling risk, which is the chance that the securities selected for a Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for each Fund should be low.

The following table shows the number of bonds held by each Fund, as well as the number of bonds in each Fund’s target index, as of December 31, 2015.

	Number of	Number of Bonds
Vanguard Fund	Bonds Held	in Target Index
Total Bond Market Index Fund	7,860	9,681
Short-Term Bond Index Fund	2,239	2,965
Intermediate-Term Bond Index Fund	1,824	2,106
Long-Term Bond Index Fund	2,037	2,225

Types of bonds. The Total Bond Market ETF tracks the Barclays U.S. Aggregate Float Adjusted Index; the Short-Term, Intermediate-Term, and Long-Term Bond ETFs track subsets of that Index. The Barclays U.S. Aggregate Float Adjusted Index measures the total universe of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated

33

bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

As of December 31, 2015, each Fund was composed of the following types of bonds:

				International
	U.S.		Mortgage-	Dollar-
Vanguard Fund	Government	Corporate	Backed	Denominated	Other	Total
Total Bond Market
Index Fund	43.1%	29.7%	20.9%	6.0%	0.3%	100%
Short-Term Bond
Index Fund	66.3	26.5	—	7.1	0.1	100
Intermediate-Term
Bond Index Fund	53.5	39.8	—	6.6	0.1	100
Long-Term Bond
Index Fund	39.4	49.8	—	10.7	0.1	100

An explanation of each type of bond follows.

• U.S. government and agency bonds represent loans by investors to the U.S.

Treasury or a wide variety of government agencies and instrumentalities. Securities issued by most U.S. government entities are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These entities include, among others, the Federal Home Loan Banks (FHLBs), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by the U.S. Treasury and a small number of U.S. government agencies, such as the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation.

• Corporate bonds are IOUs issued by businesses that want to borrow money for some purpose—often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. For purposes of the preceding table, corporate bonds include securities that are backed by a pool of underlying assets (asset-backed securities) or commercial mortgages (commercial mortgage-backed bonds). Each Fund expects to purchase only investment-grade corporate bonds.

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• Mortgage-backed securities represent interests in underlying pools of mortgages.

Unlike ordinary bonds, which generally pay a fixed rate of interest at regular intervals and then repay principal upon maturity, mortgage-backed securities pass through both interest and principal from underlying mortgages as part of their regular payments. Because the mortgages underlying the securities can be prepaid at any time by homeowners or by corporate borrowers, mortgage-backed securities are subject to prepayment risk. These types of securities are issued by a number of government agencies, including the GNMA, the FHLMC, and the FNMA. Mortgage-backed securities issued by the GNMA are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and interest; those issued by other government agencies or private corporations are not.

The Total Bond Market Index Fund may also invest in conventional mortgage-backed securities—which are packaged by private corporations and are not guaranteed by the U.S. government—and enter into mortgage-dollar-roll transactions. In a mortgage-dollar-roll transaction, the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund’s returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls will be used only to the extent that they are consistent with the Fund’s investment objective and risk profile.

• International dollar-denominated bonds are bonds denominated in U.S. dollars and issued by foreign governments and companies. To the extent that a Fund owns foreign bonds, it is subject to country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by companies in foreign countries. In addition, the prices of foreign bonds and the prices of U.S. bonds have, at times, moved in opposite directions. Because the bond’s value is designated in dollars rather than in the currency of the issuer’s country, the investor is not exposed to currency risk; rather, the issuer assumes that risk, usually to attract U.S. investors. Although currency movements do not affect the value of international dollar-denominated bonds directly, they could affect the value indirectly by adversely affecting the issuer’s ability (or the market’s perception of the issuer’s ability) to pay interest or repay principal.

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Plain Talk About U.S. Government-Sponsored Entities

A variety of U.S. government-sponsored entities (GSEs), such as the Federal
Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage
Association (FNMA), and the Federal Home Loan Banks (FHLBs), issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In
September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the
Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Other Investment Policies and Risks

Each Fund will invest at least 80% of its assets in bonds held in its target index. Up to 20% of each Fund’s assets may be used to purchase nonpublic, investment-grade securities, generally referred to as 144A securities, as well as smaller public issues or medium-term notes not included in the index because of the small size of the issue. The vast majority of these securities will have characteristics and risks similar to those in the target indexes. Subject to the same 20% limit, the Funds may also purchase other investments that are outside of their target indexes or may hold bonds that, when acquired, were included in the index but subsequently were removed. The Funds may also invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund‘s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would represent the same market segment as the current index.

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Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index (such as the Barclays U.S. Aggregate Bond Index), or a reference rate (such as LIBOR). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Vanguard may invest a small portion of each Fund‘s assets in U.S. Treasury futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These U.S. Treasury futures and ETFs typically provide returns similar to those of the bonds listed in the index, or in a subset of the index, tracked by the Fund. Vanguard may purchase futures or ETFs when doing so will reduce the Fund‘s transaction costs or add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.

Cash Management

Each Fund‘s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a Vanguard CMT Fund.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund‘s best interest, so long as the alternative is consistent with the Fund‘s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund‘s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Special Risks of Exchange-Traded Shares

ETF Shares are not individually redeemable. They can be redeemed with the issuing Fund at NAV only by or through authorized broker-dealers and only in large blocks known as Creation Units, which would cost millions of dollars to assemble. Consequently, if you want to liquidate some or all of your ETF Shares, you must sell them on the secondary market at prevailing market prices.

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The market price of ETF Shares may differ from NAV. Although it is expected that the market price of an ETF Share typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.

Vanguard’s website at vanguard.com shows the previous day’s closing NAV and closing market price for each Fund’s ETF Shares. The website also discloses, in the Premium/Discount Analysis section of the ETF Shares’ Price & Performance page, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

An active trading market may not exist. Although Vanguard ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.

Trading may be halted. Trading of Vanguard ETF Shares on an exchange may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

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Frequent Trading and Market-Timing

Unlike frequent trading of a Vanguard fund’s conventional (i.e., not exchange-traded) classes of shares, frequent trading of ETF Shares does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capital gains by the fund, or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not harm the fund or its shareholders. A few institutional investors are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent cash trades. For these reasons, the board of trustees of each fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Portfolio Holdings

Please consult the Funds‘ Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of a Fund’s portfolio holdings.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests from shareholders of conventional (not exchange-traded) shares or to changes in the composition of its target index or in an effort to manage the fund’s duration. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold—and need to be replaced—more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds. The average turnover rate for indexed bond funds was approximately 92%, as reported by Morningstar, Inc., on December 31, 2015.

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Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that dealer markups and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of more than 190 mutual funds holding assets of approximately $3 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.

Vanguard Marketing Corporation provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of December 31, 2015, Vanguard served as advisor for approximately $2.6 trillion in assets. Vanguard provides investment advisory services to the Funds

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on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended December 31, 2015, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended June 30.

The managers primarily responsible for the day-to-day management of the Funds are:

Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, has managed the Intermediate-Term Bond Index Fund since 2008, and has managed the Total Bond Market Index Fund and co-managed the Short-Term Bond Index and Long-Term Bond Index Funds since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.

Yan Pu, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. She has worked in investment management since 2000, has been with Vanguard since 2004, has managed investment portfolios since 2007, and has co-managed the Short-Term Bond Index Fund since 2013. Education: B.A., Ji’Nan University, P.R. China; M.B.A., Drexel University.

Christopher E. Wrazen, CFP, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has worked in investment management since 2008, has managed investment portfolios since 2015, and has co-managed the Long-Term Bond Index Fund since 2015. Education: B.S., West Chester University; M.B.A., Drexel University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. For holders of the Fund’s ETF Shares, income dividends generally are declared and distributed monthly. Capital gains distributions, if any, generally occur annually in December. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

41

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest as well as capital gains from the fund’s sale of investments. Income consists of interest the fund earns from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Reinvestment of Distributions

In order to reinvest dividend and capital gains distributions, investors in a Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the Depository Trust Company (DTC). If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of the Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur four business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in the Fund and therefore will not share in the Fund’s income, gains, and losses.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional ETF Shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.

• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned ETF Shares.

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• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale of ETF Shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on ”net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of ETF Shares.

Income dividends and capital gains distributions that you receive, as well as your gains or losses from any sale of ETF Shares, may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Share Price and Market Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Remember: If you buy or sell ETF Shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your ETF Shares in Creation Unit blocks (an option available only to certain authorized broker-dealers).

Debt securities held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund’s cash may be valued at amortized cost when it approximates fair value. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third

43

party as of the close of regular trading on the NYSE. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that pricing-service information or market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also may use fair-value pricing on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day).

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard’s website will show the previous day’s closing NAV and closing market price for each Fund’s ETF Shares.

Additional Information

		Suitable	Vanguard	CUSIP
	Inception Date	for IRAs	Fund Number	Number
Total Bond Market Index Fund
ETF Shares	4/3/2007	Yes	928	921937835
	(Investor Shares
12/11/1986)

Short-Term Bond Index Fund
ETF Shares	4/3/2007	Yes	924	921937827
	(Investor Shares
3/1/1994)

Intermediate-Term Bond Index Fund
ETF Shares	4/3/2007	Yes	925	921937819
	(Investor Shares
3/1/1994)

Long-Term Bond Index Fund
ETF Shares	4/3/2007	Yes	927	921937793
	(Investor Shares
3/1/1994)

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Financial Highlights

The following financial highlights tables are intended to help you understand each Fund‘s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds’ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual reports by visiting vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Total Bond Market Index Fund’s ETF Shares as an example. The ETF Shares began fiscal year 2015 with a net asset value (share price) of $82.33 per share. During the year, each ETF Share earned $2.00 from investment income (interest). There was a decline of $1.671 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.329 per share from investment operations.

Shareholders received $2.079 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $80.58, reflecting earnings of $0.329 per share and distributions of $2.079 per share. This was a decrease of $1.75 per share (from $82.33 at the beginning of the year to $80.58 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 0.39% for the year.

As of December 31, 2015, the ETF Shares had approximately $27.3 billion in net assets. For the year, the expense ratio was 0.06% ($0.60 per $1,000 of net assets), and the net investment income amounted to 2.44% of average net assets. The Fund sold and replaced securities valued at 84% of its net assets.

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Vanguard Total Bond Market Index Fund ETF Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$82.33	$79.91	$83.92	$83.31	$80.21
Investment Operations
Net Investment Income	2.000	2.073	2.031	2.222	2.598
Net Realized and Unrealized Gain (Loss)
on Investments	(1.671)	2.641	(3.812)	1.111	3.487
Total from Investment Operations	.329	4.714	(1.781)	3.333	6.085
Distributions
Dividends from Net Investment Income	(2.001)	(2.073)	(2.031)	(2.222)	(2.598)
Distributions from Realized Capital Gains	(.078)	(.221)	(.198)	(.501)	(.387)
Total Distributions	(2.079)	(2.294)	(2.229)	(2.723)	(2.985)
Net Asset Value, End of Period	$80.58	$82.33	$79.91	$83.92	$83.31
Total Return	0.39%	5.96%	–2.14%	4.04%	7.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,279	$26,041	$17,637	$17,968	$14,596
Ratio of Total Expenses to Average Net Assets	0.06%	0.07%	0.08%	0.10%	0.10%
Ratio of Net Investment Income to Average
Net Assets	2.44%	2.57%	2.49%	2.65%	3.24%
Portfolio Turnover Rate[1]	84%[2]	72%[2]	73%[2]	80%[2]	73%[2]
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.
2 Includes 45%, 38%, 45%, 49%, and 34% attributable to mortgage-dollar-roll activity.

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Short-Term Bond Index Fund ETF Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$79.87	$79.89	$80.94	$80.80	$80.35
Investment Operations
Net Investment Income	1.039	.959	.950	1.239	1.538
Net Realized and Unrealized Gain (Loss)
on Investments	(.303)	.094	(.813 )	.384	.885
Total from Investment Operations	.736	1.053	.137	1.623	2.423
Distributions
Dividends from Net Investment Income	(1.039)	(.959)	(.950 )	(1.239)	(1.538)
Distributions from Realized Capital Gains	(.077)	(.114)	(.237 )	(.244)	(.435)
Total Distributions	(1.116)	(1.073)	(1.187)	(1.483)	(1.973)
Net Asset Value, End of Period	$79.49	$79.87	$79.89	$80.94	$80.80
Total Return	0.92%	1.32%	0.17%	2.02%	3.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,402	$15,655	$13,926	$9,292	$7,482
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	1.30%	1.20%	1.19%	1.54%	1.92%
Portfolio Turnover Rate[1]	52%	45%	50%	51%	67%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

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Intermediate-Term Bond Index Fund ETF Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.41	$81.65	$88.07	$86.63	$82.56
Investment Operations
Net Investment Income	2.227	2.403	2.523	2.764	3.183
Net Realized and Unrealized Gain (Loss)
on Investments	(1.177)	3.254	(5.499)	3.225	5.383
Total from Investment Operations	1.050	5.657	(2.976)	5.989	8.566
Distributions
Dividends from Net Investment Income	(2.227)	(2.403)	(2.523)	(2.764)	(3.183)
Distributions from Realized Capital Gains	(.283)	(.494)	(.921)	(1.785)	(1.313)
Total Distributions	(2.510)	(2.897)	(3.444)	(4.549)	(4.496)
Net Asset Value, End of Period	$82.95	$84.41	$81.65	$88.07	$86.63
Total Return	1.23%	7.00%	–3.44%	7.02%	10.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,569	$4,858	$3,695	$4,356	$2,781
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	2.69%	2.86%	2.94%	3.17%	3.76%
Portfolio Turnover Rate[1]	51%	60%	70%	65%	61%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

48

Long-Term Bond Index Fund ETF Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$93.73	$81.45	$93.73	$91.40	$79.07
Investment Operations
Net Investment Income	3.565	3.639	3.813	3.790	3.904
Net Realized and Unrealized Gain (Loss)
on Investments	(6.700)	12.300	(12.129)	3.851	13.127
Total from Investment Operations	(3.135)	15.939	(8.316)	7.641	17.031
Distributions
Dividends from Net Investment Income	(3.565)	(3.639)	(3.813)	(3.790)	(3.904)
Distributions from Realized Capital Gains	(.230)	(.020)	(.151)	(1.521)	(.797)
Total Distributions	(3.795)	(3.659)	(3.964)	(5.311)	(4.701)
Net Asset Value, End of Period	$86.80	$93.73	$81.45	$93.73	$91.40
Total Return	–3.45%	19.89%	–9.03%	8.49%	22.18%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,693	$1,068	$489	$806	$512
Ratio of Total Expenses to Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.11%
Ratio of Net Investment Income to Average
Net Assets	4.02%	4.20%	4.31%	4.10%	4.73%
Portfolio Turnover Rate[1]	42%	39%	50%	41%	45%
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares, including ETF Creation Units.

49

CFA® is a registered trademark owned by CFA Institute.

Morningstar data © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Vanguard Bond ETFs are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond ETFs particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond ETFs with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond ETFs is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond ETFs or any owners or purchasers of the Vanguard Bond ETFs. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond ETFs or the owners of Vanguard Bond ETFs into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond ETFs to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond ETFs.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

50

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. In selecting securities to buy and sell, active managers may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Authorized Participant. Institutional investors that are permitted to purchase Creation Units directly from, and redeem Creation Units directly with, the issuing fund. To be an Authorized Participant, an entity must be a participant in the Depository Trust Company and must enter into an agreement with the fund’s Distributor.

Barclays U.S. 1–5 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 1 to 5 years.

Barclays U.S. 5–10 Year Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds with maturities of 5 to 10 years.

Barclays U.S. Aggregate Bond Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.

Barclays U.S. Long Government/Credit Bond Index. An index that includes U.S. Treasury and agency obligations, as well as investment-grade corporate and international dollar-denominated bonds, all having maturities of 10 years or more.

Bid-Ask Spread. The difference between the price a dealer is willing to pay for a security (the bid price) and the somewhat higher price at which the dealer is willing to sell the same security (the ask price).

Bond. A debt security (IOU) issued by a corporation, a government, or a government agency in exchange for the money the bondholder lends it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Coupon Rate. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Creation Unit. A large block of a specified number of ETF Shares. Certain broker-dealers known as “Authorized Participants” may purchase and redeem ETF Shares from the issuing fund in Creation Unit size blocks.

51

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Ex-Dividend Date. The date when a distribution of dividends and/or capital gains is deducted from the share price of a mutual fund or stock. On the ex-dividend date, the share price drops by the amount of the distribution per share (plus or minus any market activity).

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but it does not include the transaction costs of buying and selling portfolio securities.

Face Value. The amount to be paid at a bond’s maturity; also known as the par value or principal.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark, or “index.”

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered investment-grade. Other debt securities may be considered by an advisor to be investment-grade.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

52

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 1–5 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. 5–10 Year Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Aggregate Float Adjusted Index. An index that reflects performance of the Barclays U.S. Aggregate Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index. An index that reflects performance of the Barclays U.S. Long Government/Credit Bond Index (not float-adjusted) through December 31, 2009, and the Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

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Additional information about the Funds’ investments is	Institutional Investor Information
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discussion of the market conditions and investment	Telephone: 866-499-8473
strategies that significantly affected the Funds’
Information Provided by the Securities and
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Exchange Commission (SEC)
Statement of Additional Information (SAI)	You can review and copy information about the Funds
The SAI for the issuing Funds provides more detailed	(including the SAI) at the SEC’s Public Reference Room
information about the Funds’ ETF Shares and is	in Washington, DC. To find out more about this public
incorporated by reference into (and thus legally a part	service, call the SEC at 202-551-8090. Reports and
of) this prospectus.	other information about the Funds are also available in
the EDGAR database on the SEC’s website at
www.sec.gov, or you can receive copies of this
information, for a fee, by electronic request at the
following email address: publicinfo@sec.gov, or by
writing the Public Reference Section, Securities and
Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-04681

© 2016 The Vanguard Group, Inc. All rights reserved.
U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646;
and 8,417,623.
Vanguard Marketing Corporation, Distributor.
P 984 042016

PART B

VANGUARD® BOND INDEX FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 26, 2016

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 26, 2016). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Investor Information Department at 800-662-7447 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies, Risks, and Nonfundamental Policies	B-4
Share Price	B-26
Purchase and Redemption of Shares	B-27
Management of the Funds	B-28
Investment Advisory Services	B-44
Portfolio Transactions	B-46
Proxy Voting Guidelines	B-49
Information About the ETF Share Class	B-55
Financial Statements	B-60
Description of Bond Ratings	B-61

DESCRIPTION OF THE TRUST

Vanguard Bond Index Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):

Share Classes[1]
				Institutional	Institutional
Fund[2]	Investor	Admiral	Institutional	Plus	Select	ETF
Vanguard Total Bond Market Index Fund	VBMFX	VBTLX	VBTIX	VBMPX	VTBSX	BND
Vanguard Total Bond Market II Index Fund	VTBIX	—	VTBNX	—	—	—
Vanguard Short-Term Bond Index Fund	VBISX	VBIRX	VBITX	VBIPX	—	BSV
Vanguard Intermediate-Term Bond Index Fund	VBIIX	VBILX	VBIMX	VBIUX	—	BIV
Vanguard Long-Term Bond Index Fund	VBLTX	—	VBLLX	VBLIX	—	BLV
Vanguard Inflation-Protected Securities Fund[3]	VIPSX	VAIPX	VIPIX	—	—	—
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 Prior to November 13, 2007, the Fund was a series of Vanguard Fixed Income Securities Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization

The Trust was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Bond Index Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust are classified as diversified within the meaning of the 1940 Act.

Service Providers

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, serves as the Funds‘ custodian. The custodian is responsible for maintaining the Funds‘ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements as described in the Fund’s current prospectus. Shareholders may not convert into or out of a Fund’s ETF Shares.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. For Fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. A Fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010, before using capital losses arising in fiscal years beginning prior to December 22, 2010.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund (other than Vanguard Inflation-Protected Securities Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Vanguard Inflation-Protected Securities Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

Investment Objective. The investment objectives of the Total Bond Market Index Fund, Total Bond Market II Index Fund, Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks because of the deterioration of worldwide economic and liquidity conditions that became acute in 2008. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit have an interest rate that is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund’s option, at par on or near the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in the secondary markets prior to maturity.

Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated “A” or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is A-1, A-2, or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (Moody’s). Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations.

Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.

Debt Securities—Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon payment.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has generally occurred during the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (e.g., changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Investors Service, Inc. (Moody’s) or below BBB–/A-2 by Standard & Poor’s) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities—Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.

Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities—Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero-coupon Treasury bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing an interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the full faith and credit of the U.S. government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income. It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to the funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Patent Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to the Fund under the CEA. A Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

U.S.	Treasury futures are generally not subject to such daily limits.
A	fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of the default, the insolvency, or the bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal and/or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk because of the deterioration of worldwide economic and liquidity conditions that became especially severe in 2008. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities—Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities—Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receives all of the principal payments until that tranche is retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of

CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities—Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. These transactions may increase a fund’s portfolio turnover rate. The fund receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the fund to purchase a similar mortgage-backed security in the future.

The counterparty with which a fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to change a fund’s risk profile.

Mortgage-Backed Securities—Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multiclass mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed, and accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. A shareholder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.

Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions, it may have ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.

Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operation losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”

Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Temporary tax legislation provided relief from certain U.S. withholding taxes for certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors, provided the investors furnished valid tax documentation (i.e., Internal Revenue Service (IRS) Form W-8) certifying as to their non-U.S. status. This temporary exemption expired for taxable years of a fund beginning after 2014. In December 2015, Congress voted to reinstate retroactively the exemption for taxable years of a fund beginning after 2014 and made the exemption permanent for all future years. Because the relief was reinstated retroactively, investors may be able to reclaim the

U.S.	tax withheld on properly reported qualifying distributions in 2015 directly from the IRS.
A	fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.

This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions and on the proceeds of the sale, the redemption, or the exchange of fund shares. Please consult your tax advisor for more information about these rules.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”

In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the

Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. On U.S. holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares (Other than ETF Shares)

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Each Fund (other than the Inflation-Protected Securities Fund and the Total Bond Market II Index Fund) reserves the right to impose a transaction fee on any purchase of shares that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor believes that it may be necessary to impose the transaction fees specified in the following table and may impose these transaction fees if an investor’s aggregate purchases into a Fund over a 12-month period exceed, or are expected to exceed, the indicated amounts. The fee will be assessed only if the client elects to proceed with the purchase.

Vanguard Fund	Transaction Fee	Aggregate Purchases
Total Bond Market Index Fund	0.25%	Over $500 million
Short-Term Bond Index Fund	0.15	Over $200 million
Intermediate-Term Bond Index Fund	0.25	Over $100 million
Long-Term Bond Index Fund	0.50	Over $100 million

When applicable, transaction fees may be imposed on the aggregate amount of an investor’s purchases. Fees are based on the advisor’s estimate of the transaction costs incurred by each Fund in accepting new investments, which depends on the types of securities in which each Fund invests. Fees may be waived or reduced, however, if an investor’s purchases can be offset by other shareholders’ redemptions from the same Fund. Prospective investors may determine whether the fee will be imposed on their investments by calling Vanguard.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares (Other than ETF Shares)

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the

Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of more than 190 funds. Each fund is a series of a Delaware statutory trust, and through the trusts’ jointly owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

The funds’ officers are also employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement. The Amended and Restated Funds’ Service Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.

As of December 31, 2015, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Fund’s Average	Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
Total Bond Market Index Fund	$12,843,000	0.01%	5.14%
Total Bond Market II Index Fund	7,936,000	0.01	3.17
Short-Term Bond Index Fund	3,649,000	0.01	1.46
Intermediate-Term Bond Index Fund	1,949,000	0.01	0.78
Long-Term Bond Index Fund	769,000	0.01	0.31
Inflation-Protected Securities Fund	2,031,000	0.01	0.81

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses are allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds.
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC participates in an offshore arrangement established with a third party to provide marketing, promotional, and other services to qualifying Vanguard funds that are distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors. In exchange for such services, the third party receives an annual base (fixed) fee and may also receive discretionary fees or performance adjustments.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by the Funds on an at-cost basis. Amounts captioned “Management and Administrative Expenses” include a Fund‘s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund‘s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2013, 2014, and 2015, and are presented as a percentage of each Fund‘s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2013	2014	2015
Total Bond Market Index Fund
Management and Administrative Expenses	0.06%	0.05%	0.05%
Marketing and Distribution Expenses	0.02	0.02	0.01
Total Bond Market II Index Fund
Management and Administrative Expenses	0.07%	0.06%	0.04%
Marketing and Distribution Expenses	0.03	0.02	0.02
Short-Term Bond Index Fund
Management and Administrative Expenses	0.08%	0.08%	0.07%
Marketing and Distribution Expenses	0.02	0.02	0.01
Intermediate-Term Bond Index Fund
Management and Administrative Expenses	0.08%	0.08%	0.08%
Marketing and Distribution Expenses	0.02	0.02	0.01
Long-Term Bond Index Fund
Management and Administrative Expenses	0.10%	0.09%	0.07%
Marketing and Distribution Expenses	0.02	0.02	0.01
Inflation-Protected Securities Fund
Management and Administrative Expenses	0.09%	0.09%	0.09%
Marketing and Distribution Expenses	0.03	0.02	0.01

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. Vanguard’s head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	198
(1957)	Board, Chief		Vanguard and of each of the investment companies
	Executive Officer,		served by Vanguard, since January 2010; Trustee of
	and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as a Director of Vanguard Marketing
Corporation. Mr. McNabb served as a Managing
Director of Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	198
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood include
			President of the Worldwide Channels Group, President
			of Latin America, Executive Chief Staff Officer of
			Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2009–2010 Distinguished Minett
			Professor at the Rochester Institute of Technology.
			Mr. Fullwood serves as Lead Director of SPX FLOW, Inc.
			(multi-industry manufacturing) and also serves as a
			Director of the University of Rochester Medical Center,
			Monroe Community College Foundation, the United
			Way of Rochester, North Carolina A&T University, and
			Roberts Wesleyan College.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	198
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			Director of Tyco International PLC (diversified
			manufacturing and services), HP Inc. (printer and
			personal computer manufacturing), and Delphi
			Automotive PLC (automotive components) and as
			Senior Advisor at New Mountain Capital.

Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	198
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science, School of Arts and Sciences, and
			Professor of Communication, Annenberg School for
			Communication, with secondary faculty appointments
			in the Department of Philosophy, School of Arts and
			Sciences, and at the Graduate School of Education,
			University of Pennsylvania. Dr. Gutmann also serves
			as a Trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	198
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a Director of Skytop Lodge Corporation
			(hotels) and the Robert Wood Johnson Foundation and
			as a member of the Advisory Board of the Institute for
			Women’s Leadership at Rutgers University.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	198
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as Chairman of the
			Board of Hillenbrand, Inc. (specialized consumer
			services) and of Oxfam America; as a Director of
			SKF AB (industrial machinery), Hyster-Yale Materials
			Handling, Inc. (forklift trucks), the Lumina Foundation
			for Education, and the V Foundation for Cancer
			Research; and as a member of the Advisory Council for
			the College of Arts and Letters and of the Advisory
			Board to the Kellogg Institute for International Studies,
			both at the University of Notre Dame.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Mark Loughridge	Lead Independent	March 2012	Mr. Loughridge is the former Senior Vice President and	198
(1953)	Trustee		Chief Financial Officer (retired 2013) at IBM
			(information technology services). Mr. Loughridge also
			served as a fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013). Previous positions held by Mr.
			Loughridge at IBM include Senior Vice President and
			General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles. Mr. Loughridge serves as
			a Director of The Dow Chemical Company and as a
			member of the Council on Chicago Booth.

Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	198
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the boards of
			TIFF Advisory Services, Inc., and Catholic Investment
			Services, Inc. (investment advisors); as a member of
			the board of advisors for Spruceview Capital Partners;
			and as a member of the investment advisory
			committee of Major League Baseball.

André F. Perold	Trustee	December 2004	Dr. Perold is the George Gund Professor of Finance	198
(1952)			and Banking, Emeritus at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Managing Partner of HighVista Strategies
			LLC (private investment firm). Dr. Perold also serves as
			a Director of Rand Merchant Bank and as an Overseer
			of the Museum of Fine Arts Boston.
Peter F. Volanakis	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	198
(1955)			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment) and a
			former Director of Corning Incorporated (2000–2010)
			and of Dow Corning (2001–2010). Mr. Volanakis served
			as a Director of SPX Corporation (multi-industry
			manufacturing) in 2012 and as an Overseer of the
			Amos Tuck School of Business Administration at
			Dartmouth College from 2001 to 2013. Mr. Volanakis
			serves as a Trustee of Colby-Sawyer College and
			Chairman of Colby-Sawyer’s Finance and Enrollment
			Committee, and also serves as a member of the
			Advisory Board of the Norris Cotton Cancer Center.

Executive Officers
Glenn Booraem	Treasurer	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	198
(1967)			Treasurer of each of the investment companies served
			by Vanguard, since May 2015. Mr. Booraem served as
			Controller of each of the investment companies served
			by Vanguard, from 2010 to 2015, and as Assistant
			Controller of each of the investment companies served
			by Vanguard, from 2001 to 2010.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held With Funds	Officer Since	and Other Experience	Trustee/Officer
Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	198
(1957)	Officer		Financial Officer of each of the investment companies
served by Vanguard, since 2008. Mr. Higgins served as
Treasurer of each of the investment companies served
by Vanguard, from 1998 to 2008.

Peter Mahoney	Controller	May 2015	Mr. Mahoney, head of Global Fund Accounting at	198
(1974)			Vanguard, has served as Controller of each of the
investment companies served by Vanguard, since
May 2015. Mr. Mahoney served as head of International
Fund Services at Vanguard from 2008 to 2014.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	198
(1956)			Vanguard since 2006; General Counsel of Vanguard
since 2005; Secretary of Vanguard and of each of the
investment companies served by Vanguard, since
2005; and Director and Senior Vice President of
Vanguard Marketing Corporation since 2005. Ms. Stam
served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees. The board also has two investment committees, which consist of independent trustees and the sole interested trustee.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust‘s board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. All independent trustees serve as members of the committee. The committee held five meetings during the Funds‘ fiscal year ended December 31, 2015.
  Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ fiscal year ended December 31, 2015.
  Investment Committees: These committees assist the board in its oversight of investment advisors to the funds and in the review and evaluation of materials relating to the board’s consideration of investment advisory agreements with the funds. Each trustee serves on one of two investment committees. Each investment committee held four meetings during the Funds‘ fiscal year ended December 31, 2015.
  Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ fiscal year ended December 31, 2015.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Loughridge, chairman of the committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD BOND INDEX FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	From All Vanguard
	Compensation	as Part of the	Benefit at	Funds Paid
Trustee	From the Funds[1]	Funds’ Expenses[1]	January 1, 2016[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	$19,563	—	—	$230,000
Rajiv L. Gupta	19,563	—	—	223,500
Amy Gutmann	19,563	—	—	230,000
JoAnn Heffernan Heisen	19,563	$365	$ 6,985	230,000
F. Joseph Loughrey	19,563	—	—	230,000
Mark Loughridge	21,869	—	—	260,000
Scott C. Malpass	19,563	—	—	223,500
André F. Perold	19,563	—	—	230,000
Alfred M. Rankin, Jr.[4]	1,807	56	—	—
Peter F. Volanakis	19,563	—	—	230,000

1	The amounts shown in this column are based on the Trust‘s fiscal year ended December 31, 2015. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 194 Vanguard funds for the 2015 calendar year.
4	Mr. Rankin retired from the Funds’ board of trustees effective December 31, 2014.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2015.

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Total Bond Market Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	Over $100,000	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Total Bond Market II Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Short-Term Bond Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Intermediate-Term Bond Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Long-Term Bond Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Inflation-Protected Securities Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of March 31, 2016, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2016, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):

Vanguard Total Bond Market Index Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (9.99%), National Financial Services, Jersey City, NJ (7.97%); Vanguard Total Bond Market Index Fund—Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (6.44%); Vanguard Total Bond Market Index Fund—Institutional Shares: Fidelity Investments Institutional Operations Co., Covington, KY (14.45%), Charles Schwab & Co. Inc., San Francisco, CA (7.32%), National Financial Services, Jersey City, NJ (5.25%); Vanguard Total Bond Market Index Fund—Institutional Plus Shares: Fidelity Investments Institutional Operations Co., Covington, KY (10.55%); Vanguard Total Bond Market II Index Fund—Investor Shares: Vanguard Target Retirement 2020 Fund, Valley Forge, PA (12.82%), Vanguard Target Retirement 2025 Fund, Valley Forge, PA (12.32%), Vanguard Target Retirement 2015 Fund, Valley Forge, PA (9.30%), Vanguard Target Retirement 2030 Fund, Valley Forge, PA (7.34%), Vanguard Target Retirement Income Fund, Valley Forge, PA (6.69%), Vanguard LifeStrategy Moderate Growth Fund, Valley Forge, PA (5.95%), Vanguard LifeStrategy Conservative Growth Fund, Valley Forge, PA (5.54%), Vanguard Target Retirement 2035 Fund, Valley Forge, PA (5.26%); Vanguard Total Bond

Market II Index Fund—Institutional Shares: Vanguard Target Retirement Trust 2020, Valley Forge, PA (15.10%), Vanguard Target Retirement Trust 2025, Valley Forge, PA (14.84%), Vanguard Target Retirement Trust 2030, Valley Forge, PA (9.95%), Vanguard Target Retirement Trust 2015, Valley Forge, PA (7.57%), Vanguard Target Retirement Trust 2035, Valley Forge, PA (6.57%); Vanguard Short-Term Bond Index Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (19.21%), National Financial Services, Jersey City, NJ (15.15%), Metlife FBO Kaiser Permanente, New York, NY (11.50%); Vanguard Short-Term Bond Index Fund—Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (13.07%), National Financial Services, Jersey City, NJ (9.08%); Vanguard Short-Term Bond Index Fund—Institutional Shares: National Financial Services, Jersey City, NJ (9.52%), Fidelity Investments Institutional Operations Co., Covington, KY (8.96%), Charles Schwab & Co. Inc., San Francisco, CA (6.20%); Vanguard Short-Term Bond Index Fund—Institutional Plus Shares: State of Utah Educational Savings Plan, Salt Lake City, UT (12.62%), Fidelity Investments Institutional Operations Co., Covington, KY (11.48%), Chevron Employee Savings Investment Plan, San Ramon, CA (7.43%), State Street Bank & Trust Company FBO KP Funds Trust, Oaks, PA (6.68%), Charles Schwab & Co. Inc., San Francisco, CA (5.85%), The Northern Trust Company FBO The University of Alabama System A/C 26-64140, Chicago, IL (5.28%); Vanguard Intermediate-Term Bond Index Fund—Investor Shares: National Financial Services, Jersey City, NJ (17.64%), Charles Schwab & Co. Inc., San Francisco, CA (16.39%); Vanguard Intermediate-Term Bond Index Fund—Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (7.31%), National Financial Services, Jersey City, NJ (5.79%); Vanguard Intermediate-Term Bond Index Fund—Institutional Shares: Fidelity Investments Institutional Operations Co., Covington, KY (11.91%), National Financial Services, Jersey City, NJ (8.49%), Charles Schwab & Co. Inc., San Francisco, CA (5.60%); Vanguard Intermediate-Term Bond Index Fund—Institutional Plus Shares: Brown Brothers Harriman & Company, A/C 5488093, New York, NY (40.85%), Brown Brothers Harriman & Company, A/C 6661110, New York, NY (28.10%), The Northern Trust Company FBO American Red Cross, Chicago, IL (12.53%), Mitra & Company Exp., Green Bay, WI (8.65%), Brown Brothers Harriman & Company, A/C 6661052, New York, NY (8.48%); Vanguard Long-Term Bond Index Fund—Institutional Shares: National Financial Services, Jersey City, NJ (11.84%), Capinco c/o US Bank NA, Milwaukee, WI (7.79%); Vanguard Long-Term Bond Index Fund—Institutional Plus Shares: JP Morgan Chase Bank FBO Deloitte Pension Plan for Partners, Principals, & Directs, New York, NY (16.92%), The Northern Trust Company FBO The McClatchy Company, Chicago, IL (16.68%), Munich Reinsurance America, Inc. Pension Plan, Princeton, NJ (13.86%), National Financial Services, Jersey City, NJ (12.59%), Mac & Co. A/C 510898, Pittsburgh, PA (12.22%), JP Morgan Chase Bank FBO Deloitte Pension Plan for Employees, New York, NY (8.36%), Mac & Co. A/C 695356, Pittsburgh, PA (6.33%), Stanford University Staff Retirement Annuity Plan, Stanford, CA (6.13%); Vanguard Inflation-Protected Securities Fund—Investor Shares: Charles Schwab & Co. Inc., San Francisco, CA (16.63%), National Financial Services, Jersey City, NJ (13.24%); Vanguard Inflation-Protected Securities Fund—Admiral Shares: Charles Schwab & Co. Inc., San Francisco, CA (11.52%), National Financial Services, Jersey City, NJ (8.30%); Vanguard Inflation-Protected Securities Fund—Institutional Shares: National Financial Services, Jersey City, NJ (10.68%), Fidelity Investments Institutional Operations Co., Covington, KY (9.68%).

Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of March 31, 2016, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:

Vanguard Total Bond Market Index Fund—ETF Shares: State Street Bank and Trust Company (22.48%), Edward D. Jones & Company (13.62%), Charles Schwab & Co. Inc. (11.18%), National Financial Services LLC (6.73%), TD Ameritrade Clearing, Inc. (5.39%); Vanguard Short-Term Bond Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (15.86%), Charles Schwab & Co. Inc. (9.83%), Morgan Stanley DW Inc. (9.73%), Pershing LLC (9.26%), TD Ameritrade Clearing, Inc. (8.13%), National Financial Services LLC (7.53%); Vanguard Intermediate-Term Bond Index Fund—ETF Shares: Merrill Lynch, Pierce Fenner & Smith (37.44%), TD Ameritrade Clearing, Inc. (9.60%), National Financial Services LLC (6.29%), Charles Schwab & Co. Inc. (6.27%), Wells Fargo Bank, NA (5.04%); Vanguard Long-Term Bond Index Fund—ETF Shares: TD Ameritrade Clearing, Inc. (30.23%), National Financial Services LLC (13.44%), State Street Bank and Trust Company (8.81%), Charles Schwab & Co. Inc. (6.63%), Pershing LLC (6.46%), First Clearing, LLC (5.95%), Vanguard Marketing Corporation (5.94%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each actively managed Vanguard fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentage of the fund’s total assets that each of these holdings represents as of the end of the most recent month (month-end ten largest stock holdings with weightings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. In addition, Vanguard funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the aggregate percentage of the fund’s total assets (and, for balanced funds, the aggregate percentage of the fund’s equity securities) that these holdings represent as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each actively managed Vanguard fund, unless otherwise stated, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard

Market Neutral Fund and Vanguard Alternative Strategies Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each Vanguard index fund generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Trade Informatics LLC; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review

Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings in Accordance with SEC Exemptive Orders

Vanguard’s Fund Financial Services unit may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds), in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the Securities and Exchange Commission, as described in this section.

Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with Vanguard Marketing Corporation. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.

In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders, Vanguard makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.

In addition to making PCFs available to the NSCC, as previously described, Vanguard’s Fund Financial Services unit may disclose the PCF for any ETF Fund to any person, or online at vanguard.com to all categories of persons, if (1) such disclosure serves a legitimate business purpose and (2) such disclosure does not constitute material nonpublic information. Vanguard’s Fund Financial Services unit must make a good faith determination whether the PCF for any ETF Fund constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases the PCF for any ETF Fund would be immaterial and would not convey any advantage to the recipient in making an investment decision concerning the ETF Fund, if sufficient time has passed between the date of the PCF and the date on which the PCF is disclosed. Vanguard’s Fund Financial Services unit may, at its sole discretion, determine whether to deny any request for the PCF for any ETF Fund made by any person, and may do so for any reason or for no reason. Disclosure of a PCF must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Fund Financial Services unit.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Financial Services unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided on an at-cost basis by an experienced investment advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

During the fiscal years ended December 31, 2013, 2014, and 2015, the Funds incurred the following approximate advisory expenses:

Vanguard Fund	2013	2014	2015
Total Bond Market Index Fund	$3,795,000	$2,750,000	$3,645,000
Total Bond Market II Index Fund	2,234,000	1,870,000	2,321,000
Short-Term Bond Index Fund	985,000	850,000	1,019,000
Intermediate-Term Bond Index Fund	547,000	354,000	511,000
Long-Term Bond Index Fund	193,000	157,000	222,000
Inflation-Protected Securities Fund	3,564,000	2,473,000	2,492,000

1. Other Accounts Managed

Joshua C. Barrickman manages Vanguard Intermediate-Term Bond Index Fund, Vanguard Total Bond Market Index Fund, and Vanguard Total Bond Market II Index Fund; as of December 31, 2015, the Funds collectively held assets of $263 billion. As of December 31, 2015, Mr. Barrickman also managed 3 other registered investment companies with total assets of $2.7 billion and co-managed all or a portion of 12 other registered investment companies with total assets of $172 billion (none of which had advisory fees based on account performance).

Joshua C. Barrickman and Christopher E. Wrazen co-manage Vanguard Long-Term Bond Index Fund; as of December 31, 2015, the Fund held assets of $8.8 billion. As of December 31, 2015, Mr. Barrickman also managed 6 other registered investment companies with total assets of $265 billion and co-managed all or a portion of 11 other registered investment companies with total assets of $163 billion (none of which had advisory fees based on account performance). As of December 31, 2015, Mr. Wrazen also co-managed all or a portion of 4 other registered investment companies with total assets of $48 billion (none of which had advisory fees based on account performance).

Joshua C. Barrickman and Yan Pu co-manage Vanguard Short-Term Bond Index Fund; as of December 31, 2015, the Fund held assets of $42 billion. As of December 31, 2015, Mr. Barrickman also managed 6 other registered investment companies with total assets of $265 billion and co-managed all or a portion of 11 other registered investment companies with total assets of $130 billion (none of which had advisory fees based on account performance). As of December 31, 2015, Ms. Pu also co-managed 2 other registered investment companies with total assets of $53 billion and managed 2 other pooled investment vehicles with total assets of $4.1 billion (none of which had advisory fees based on account performance).

Gemma Wright-Casparius manages Vanguard Inflation-Protected Securities Fund; as of December 31, 2015, the Fund held assets of $22.8 billion. As of December 31, 2015, Ms. Wright-Casparius also managed 3 other registered investment companies with total assets of $16.3 billion and co-managed 1 other registered invesment company with total assets of $13.7 billion (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2015, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or in response to a market adjustment of the position.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For the Inflation-Protected Securities Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the Fund generally over a three-year period. For the Total Bond Market, Total Bond Market II, Short-Term Bond, Intermediate-Term Bond, and Long-Term Bond Index Funds, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizable portion of their personal assets in Vanguard funds. As of December 31, 2015, Vanguard employees collectively invested more than $4.8 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, invests substantially all of his personal financial assets in Vanguard funds.

As of December 31, 2015, the named portfolio managers did not own any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreement

Vanguard provides at-cost investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The types of securities in which the Funds invest are generally purchased and sold in principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark up (i.e., a spread between the bid and the asked prices). Brokerage commissions will also be paid in connection with opening and closing out futures positions.

As previously explained, the types of securities that each Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering (1) historical commission rates; (2) rates that other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, the dollar amount, and the number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended December 31, 2013, 2014, and 2015, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2013	2014	2015
Total Bond Market Index Fund	Less than $1,000	—	$1,000
Total Bond Market II Index Fund	—	—	—
Short-Term Bond Index Fund	—	—	$1,000
Intermediate-Term Bond Index Fund	$7,000	$1,000	$1,000
Long-Term Bond Index Fund	Less than $1,000	—	—
Inflation-Protected Securities Fund	$1,133,000	$781,000	$956,000

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

The ability of Vanguard and external advisors to purchase or dispose of investments in regulated industries, certain derivatives markets, certain international markets, and certain issuers that limit ownership by a single shareholder or group of related shareholders, or to exercise rights on behalf of a Fund, may be restricted or impaired because of limitations on the aggregate level of investment unless regulatory or corporate consents or ownership waivers are obtained. As a result, Vanguard and external advisors on behalf of a Fund may be required to limit purchases, sell existing investments, or otherwise restrict or limit the exercise of shareholder rights by the Fund, including voting rights. If a Fund is required to limit its investment in a particular issuer, the Fund may seek to obtain economic exposure to that issuer through alternative means, such as through a derivative, which may be more costly than owning securities of the issuer directly.

As of December 31, 2015, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Total Bond Market Index Fund	Banc of America Securities LLC	$984,719,000
	Barclays Inc.	150,116,000
	Citigroup Global Markets Inc.	739,908,000
	Credit Suisse Securities (USA) LLC	301,240,000
	Deutsche Bank Securities Inc.	95,925,000
	Goldman, Sachs & Co.	789,186,000
	J.P. Morgan Securities Inc.	1,096,057,000
	Morgan Stanley	976,228,000
	RBC Capital Markets	229,854,000
	Wells Fargo Securities, LLC	764,402,000

Total Bond Market II Index Fund	Banc of America Securities LLC	630,075,000
	Barclays Inc.	92,556,000
	Citigroup Global Markets Inc.	538,133,000
	Credit Suisse Securities (USA) LLC	167,590,000
	Deutsche Bank Securities Inc.	99,035,000
	Goldman, Sachs & Co.	488,456,000
	J.P. Morgan Securities Inc.	710,893,000
	Morgan Stanley	598,447,000
	Societe Generale	12,185,000
	Wells Fargo Securities, LLC	395,101,000

Short-Term Bond Index Fund	Banc of America Securities LLC	370,183,000
	Barclays Inc.	54,722,000
	BNP Paribas Securities Corp.	53,265,000
	Citigroup Global Markets Inc.	202,750,000
	Deutsche Bank Securities Inc.	62,459,000
	Goldman, Sachs & Co.	251,479,000
	HSBC Securities (USA) Inc.	86,643,000
	J.P. Morgan Securities Inc.	288,064,000
	Societe Generale	12,724,000
	Wells Fargo Securities, LLC	173,462,000

Intermediate-Term Bond Index Fund	Banc of America Securities LLC	202,100,000
	Barclays Inc.	34,170,000
	Citigroup Global Markets Inc.	108,583,000
	Deutsche Bank Securities Inc.	10,951,000
	Goldman, Sachs & Co.	163,694,000
	J.P. Morgan Securities Inc.	202,526,000
	Morgan Stanley	161,775,000
	RBC Capital Markets	—
	Societe Generale	—
	Wells Fargo Securities, LLC	131,547,000

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Long-Term Bond Index Fund	Banc of America Securities LLC	—
	Barclays Inc.	—
	Citigroup Global Markets Inc.	—
	Credit Suisse Securities (USA) LLC	—
	Deutsche Bank Securities Inc.	—
	Goldman, Sachs & Co.	21,546,000
	J.P. Morgan Securities Inc.	—
	Jefferies & Company, Inc.	—
	Morgan Stanley	—

Inflation-Protected Securities Fund	—	—

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated responsibility for monitoring proxy voting activities to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have also been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive equity grants, substantial non-audit fees, lack of board independence).
Actions of committee(s) on which nominee serves demonstrate serious failures of governance (e.g., unilaterally acting to significantly reduce shareholder rights, failure to respond to previous vote results for directors and shareholder proposals).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

D. Proxy access

We believe that long-term investors may benefit from having proxy access, or the opportunity to place director nominees on a company’s proxy ballot. In our view, this improves shareholders’ ability to participate in director elections while potentially enhancing boards’ accountability and responsiveness to shareholders.

That said, we also believe that proxy access provisions should be appropriately limited to avoid abuse by investors who lack a meaningful long-term interest in the company. As such, we generally believe that a shareholder or group of shareholders representing 3% of a company’s outstanding shares held for at least three years should be able to nominate directors for up to 20% of the seats on the board.

We will review proposals regarding proxy access case by case. The funds will be most likely to support access provisions with the terms described above, but they may support different thresholds based on a company’s other governance provisions, as well as other relevant factors.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through equity awards to be	Annual equity grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of equity grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Advisory votes on executive compensation (Say on Pay)

In addition to proposals on specific equity or bonus plans, the funds are required to cast advisory votes approving many companies’ overall executive compensation plans (so-called Say on Pay votes). In evaluating these proposals, we consider a number of factors, including the amount of compensation that is at risk, the amount of equity-based compensation that is linked to the company’s performance, and the level of compensation as compared to industry peers. The funds will generally support pay programs that demonstrate effective linkage between pay and performance over time and that provide compensation opportunities that are competitive relative to industry peers. On the other hand, pay programs in which significant compensation is guaranteed or insufficiently linked to performance will be less likely to earn our support.

E. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits payable upon a change of control AND an executive’s termination (so-called “double trigger” plans) are generally acceptable to the extent that benefits paid do not exceed three times salary and bonus. Arrangements in which the benefits exceed three times salary and bonus should be justified and submitted for shareholder approval. We do not generally support guaranteed severance absent a change in control or arrangements that do not require the termination of the executive (so-called “single trigger” plans).

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A.	Shareholder rights plans (poison pills)
A	company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Board with limited independence.
directors at least every three years (so-called TIDE provisions).
Ownership trigger is reasonable (15-20%).	Ownership trigger is less than 15%.
Highly independent, non-classified board.	Classified board.
Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

B. Increase in authorized shares

The funds are supportive of companies seeking to increase authorized share amounts that do not potentially expose shareholders to excessive dilution. We will generally approve increases of up to 50% of the current share authorization, but will also consider a company’s specific circumstances and market practices.

C. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

D. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

E. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

F. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

G. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote) or to refrain from voting excess shares if mirror voting is not practicable. For example, rules administered by the Board of Governors of the Federal Reserve System (the FRB) generally require that a person seeking to own more than 10% of a bank regulated by the FRB seek prior approval. Vanguard has obtained regulatory approval that allows Vanguard funds to own up to 15% of a class of a bank’s outstanding voting shares without seeking prior regulatory approval, provided the funds’ shares in excess of 10% are mirror voted or not voted at all.

These ownership limits may be applied at the individual fund level, across all Vanguard-advised funds, or across all Vanguard funds, regardless of whether they are advised by Vanguard.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. A summary of the procedures and guidelines is available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE ETF SHARE CLASS

Vanguard Total Bond Market Index Fund, Vanguard Short-Term Bond Index Fund, Vanguard Intermediate-Term Bond Index Fund, and Vanguard Long-Term Bond Index Fund (collectively, the ETF Funds) offer and issue an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For the Funds, the number of ETF Shares in a Creation Unit is 100,000.

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the Funds’ Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon to be part of—its target index (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund’s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind.

Exchange Listing and Trading

The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange may, but is not required to, delist a Fund’s ETF Shares if (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the ETF Shares for 30 or more consecutive trading days; (2) the value of the target index tracked by the ETF Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the exchange, makes further dealings on the exchange inadvisable. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF Share class.

The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for each ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The securities values included in an IOPV are based on the real-time market prices of the Deposit Securities for a Fund’s ETF Shares. The IOPV is designed as an estimate of an ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.

Book Entry Only System

ETF Shares issued by the Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).

Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants

(with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.

Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to each ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.

Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.

Purchase and Issuance of ETF Shares in Creation Units

The ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units.

A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day (observed); Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

Fund Deposit. The consideration for purchase of a Creation Unit from an ETF Fund generally consists of the in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.

The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to an ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by an ETF Fund to the purchaser in cash (except as offset by the transaction fee).

Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.

The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments, corporate actions, and interest payments on underlying bonds or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.

Vanguard Total Bond Market ETF intends to require an investor purchasing a Creation Unit to include in the fund deposit, in place of all Deposit Securities that are mortgage-TBA (to-be-announced) transactions, an amount of cash, to be added to the Cash Component, equal in value to the mortgage TBAs. Vanguard Total Bond Market ETF reserves the right to require an investor purchasing a Creation Unit late in the day to include in the fund deposit, in place of all Deposit Securities that are mortgage-TBA transactions, U.S. Treasury securities of equivalent value and duration rather than cash.

In addition, each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate ETF Fund, and the ETF Fund’s determination shall be final and binding.

Procedures for Purchasing Creation Units. To initiate a purchase order for a Creation Unit, an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading of the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor‘s phone or email systems were not operating properly).

If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).

Placement of Purchase Orders. An Authorized Participant must deliver the cash and government securities portion of a fund deposit through the Federal Reserve’s Fedwire System and the corporate securities portion of a fund deposit through the DTC. If a fund deposit is incomplete on the third business day after the trade date (the trade date is the date on which the trade actually takes place, or “T”; three business days after the trade date is known as “T+3”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order.

The ETF Funds may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.

Rejection of Purchase Orders. Each ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, an ETF Fund will reject a purchase order if:

  The order is not in proper form.
  The Deposit Securities delivered are not the same (in name or amount) as the published basket.
  Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.
  Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.
  Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the Fund or any of its shareholders.
  Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, the Federal Reserve, or any other participant in the purchase process; and similar extraordinary events.

If a purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.

Transaction Fee on Purchases of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. For Creation Units of Vanguard Total Bond Market ETF purchased with a fund deposit that includes cash in lieu of mortgage-TBA securities, the transaction fee includes a variable charge in an amount approximately equal to the transaction costs the Fund expects to incur buying the mortgage TBAs that are part of the fund deposit. For Creation Units of Vanguard Total Bond Market ETF purchased with a fund deposit that includes U.S. Treasury securities in lieu of mortgage-TBA securities, the transaction fee will not include a variable charge. When an ETF Fund (except Vanguard Total Bond Market ETF) permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion but will not be more than the ETF Fund’s good faith estimate of the costs it will incur investing the cash in lieu, which may include, if applicable, market-impact costs. The maximum transaction fee on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.

Redemption of ETF Shares in Creation Units

To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.

Unless cash redemptions are available or specified for an ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund rather than receive such amount from the Fund.

Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket for each ETF Fund

(subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. If an ETF Fund and a redeeming investor mutually agree, the Fund may provide the investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.

Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.

When satisfying redemption requests, Vanguard Total Bond Market ETF intends to deliver, in lieu of each mortgage-TBA transaction that is a Redemption Security, cash in an amount equal to the value of the mortgage TBA. Vanguard Total Bond Market ETF reserves the right to deliver to a shareholder redeeming a Creation Unit late in the day, in place of all Redemption Securities that are mortgage-TBA transactions, U.S. Treasury securities of equivalent value and duration, rather than cash.

Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or email systems were not operating properly).

Transaction Fee on Redemptions of Creation Units. Each ETF Fund may impose a transaction fee (payable to the Fund) to compensate the ETF Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by Vanguard from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. For Creation Unit redemptions, unlike purchases, Vanguard Total Bond Market ETF does not assess a variable charge above the standard fee, nor do any of the ETF Funds impose an additional charge on investors who receive cash in lieu of one or more Redemption Securities. The maximum transaction fee on redemptions of Creation Units shall be 2% of the value of the Creation Units.

Placement of Redemption Orders. To initiate a redemption order for a Creation Unit, an Authorized Participant must submit such order in proper form to the Distributor before Closing Time in order to receive that day’s NAV. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.

If on the settlement date (typically T+3) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.

If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, each ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.

Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to an ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.

Precautionary Notes

A precautionary note to retail investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.

Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.

A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.

A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940. Vanguard has obtained an SEC exemptive order that allows registered investment companies to invest in the issuing funds beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into a participation agreement with Vanguard.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2015, appearing in the Funds‘ 2015 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

Moody’s Rating Symbols

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Investors Service, Inc. (Moody’s):

Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba—Judged to be speculative obligations, they are subject to substantial credit risk.

B—Considered to be speculative obligations, they are subject to high credit risk.

Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

Moody’s also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.

Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations. Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations. Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations. Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.

The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s:

Moody’s ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG—Indicates speculative credit quality with questionable margins of protection.

Standard and Poor’s Rating Symbols

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by Standard and Poor’s:

AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by Standard and Poor’s:

A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by Standard and Poor’s:

SP-1—This designation indicates a strong capacity to pay principal and interest. SP-2—This designation indicates a satisfactory capacity to pay principal and interest. SP-3—This designation indicates a speculative capacity to pay principal and interest.

Vanguard Bond Index Funds are not sponsored, endorsed, issued, sold or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Bond Index Funds or any member of the public regarding the advisability of investing in securities generally or in Vanguard Bond Index Funds particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of the Vanguard Bond Index Funds with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Bond Index Funds is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or the Vanguard Bond Index Funds or any owners or purchasers of the Vanguard Bond Index Funds. Barclays has no obligation to take the needs of Vanguard, Vanguard Bond Index Funds or the owners of Vanguard Bond Index Funds into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Bond Index Funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of the Vanguard Bond Index Funds.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE VANGUARD BOND INDEX FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BARCLAYS INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2016 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2016, Barclays. All rights reserved.

SAI 084 042016

PART C

VANGUARD BOND INDEX FUNDS
OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on December 24, 2008, Post-Effective Amendment No. 49; and Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, filed on November 19, 2009, Post-Effective Amendment No. 53, are hereby incorporated by reference.
(b)	By-Laws, filed on April 25, 2011, Post-Effective Amendment No. 56, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)	Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Funds at cost pursuant to the Fifth Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for JPMorgan Chase Bank, filed with Post-Effective Amendment No. 65 dated August 20, 2013, are hereby incorporated by reference.
(h)	Other Material Contracts, form of Authorized Participant Agreement, filed on April 25, 2011, Post-Effective Amendment No. 56, is hereby incorporated by reference. Fifth Amended and Restated Funds’ Service Agreement, filed on April 25, 2012, Post-Effective Amendment No.
61, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Code of Ethics, for The Vanguard Group, Inc., filed on April 28, 2015, Post-Effective Amendment No. 69, is hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 31. Business and Other Connections of Investment Adviser

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)	Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of more than 190 mutual funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
F. William McNabb III	Director and Chairman	Chairman and Chief Executive Officer
Glenn W. Reed	Director	None
Mortimer J. Buckley	Director and Senior Vice President	None
Martha G. King	Director and Senior Vice President	None
Chris D. McIsaac	Director and Senior Vice President	None
Heidi Stam	Director and Senior Vice President	Secretary
Karin Risi	Director and Managing Director	None
Thomas Rampulla	Director and Senior Vice President	None
Natalie Bej	Chief Compliance Officer	Chief Compliance Officer
Matthew Benchener	Principal	None
Jack Brod	Principal	None
John C. Heywood	Principal	None
Timothy P. Holmes	Principal	None
Sarah Houston	Principal	None
Mike Lucci	Principal	None
Alba E. Martinez	Principal	None
Brian McCarthy	Principal	None
Christopher Sicilia	Principal	None
Tammy Virnig	Principal	None
Salvatore L. Pantalone	Financial and Operations Principal and Treasurer	None
Amy M. Laursen	Financial and Operations Principal	None
Frank Satterthwaite	Principal	None

Jack T. Wagner	Principal	None
Michael L. Kimmel	Assistant Secretary	None
Marc P. Lindsay	Assistant Secretary	None
Caroline Cosby	Secretary	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070; and the Registrant’s investment advisor at the location identified in Part B of this Registration Statement.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of April, 2016.

VANGUARD BOND INDEX FUNDS

BY:______/s/ F. William McNabb III*____________

F. William McNabb III
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ F. William McNabb III*	Chairman and Chief Executive	April 25, 2016
Officer
F. William McNabb III
/s/ Emerson U. Fullwood*	Trustee	April 25, 2016
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	April 25, 2016
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	April 25, 2016
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	April 25, 2016
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	April 25, 2016
F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	April 25, 2016
Mark Loughridge
/s/ Scott C. Malpass*	Trustee	April 25, 2016
Scott C. Malpass
/s/ André F. Perold*	Trustee	April 25, 2016
André F. Perold
/s/ Peter F. Volanakis*	Trustee	April 25, 2016
Peter F. Volanakis
/s/ Thomas J. Higgins*	Chief Financial Officer	April 25, 2016
Thomas J. Higgins

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014, see File Number 2-17620, Incorporated by Reference.

INDEX TO EXHIBITS

Other Opinions, Consent of Independent Registered Public Accounting Firm	Ex-99.J
Rule 18f-3 Plan.	Ex.99.N